Please read this Prospectus before investing, and keep it on file for future reference. It sets forth concisely the information about the Fund that you ought to know before investing.

Additional information has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information ("SAI") dated July 31, 1997. The SAI is available free upon request to the Fund or Waddell & Reed, Inc., the Fund's underwriter, at the address or telephone number below. The SAI is incorporated by reference into this Prospectus, and you will not be aware of all facts unless you read both this Prospectus and the SAI.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

United Cash Management, Inc.

This Fund seeks maximum current income to the extent consistent with stability of principal by investing in a portfolio of money market instruments meeting specified quality standards.

This Prospectus describes two classes of shares of the Fund -- Class A Shares and Class B Shares.

Prospectus
July 31, 1997

UNITED CASH MANAGEMENT, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
800-366-5465

Table of Contents

AN OVERVIEW OF THE FUND.........................................3

EXPENSES........................................................4

FINANCIAL HIGHLIGHTS............................................6

PERFORMANCE.....................................................9
 Explanation of Terms ..........................................9

ABOUT WADDELL & REED...........................................10

ABOUT THE INVESTMENT PRINCIPLES OF THE FUND....................11
 Investment Goal and Principles ...............................11
 Securities and Investment Practices ..........................11

ABOUT YOUR ACCOUNT.............................................17
 Ways to Set Up Your Account ..................................17
 Buying Shares ................................................18
 Minimum Investments ..........................................20
 Adding to Your Account .......................................20
 Selling Shares ...............................................20
 Telephone Transactions .......................................25
 Shareholder Services .........................................25
   Personal Service ...........................................25
   Reports ....................................................25
   Exchanges ..................................................26
   Automatic Transactions .....................................26
 Distributions and Taxes ......................................27
   Distributions ..............................................27
   Taxes ......................................................27

ABOUT THE MANAGEMENT AND EXPENSES OF THE FUND..................29
 WRIMCO and Its Affiliates ....................................30
 Breakdown of Expenses ........................................31
   Management Fee .............................................31
   Other Expenses .............................................31

An Overview of the Fund

The Fund: This Prospectus describes the Class A shares and the Class B shares of United Cash Management, Inc., an open-end, diversified management investment company.

Goals and Strategies: United Cash Management, Inc. (the "Fund") seeks to maximize current income to the extent consistent with stability of principal. The Fund seeks to achieve this goal by investing in a portfolio of money market instruments. See "About the Investment Principles of the Fund" for further information.

Management: Waddell & Reed Investment Management Company ("WRIMCO") provides investment advice to the Fund and manages the Fund's investments. WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. WRIMCO, Waddell & Reed, Inc. and its predecessors have provided investment management services to registered investment companies since 1940. See "About the Management and Expenses of the Fund" for further information about management fees.

Distributor: Waddell & Reed, Inc. acts as principal underwriter and distributor of the shares of the Fund.

Purchases: You may buy Class A shares of the Fund through Waddell & Reed, Inc. and its account representatives or through registered broker-dealers. You may buy Class B shares of the Fund only by exchange of Class B shares of Waddell & Reed Funds, Inc. The price to buy a share of the Fund is the net asset value of a share of the class you are purchasing. There is no sales charge incurred upon purchase of shares of the Fund, but Class B shares are subject to a contingent deferred sales charge if redeemed within a certain period of time. See "About Your Account" for information on how to purchase shares of the Fund.

Redemptions: You may redeem your Class A shares at net asset value. You may redeem your Class B shares at net asset value less a deferred sales charge, if any. The deferred sales charge will vary with the length of time you have held your Class B shares and the Waddell & Reed Funds, Inc. shares from which they were exchanged. When you sell your shares, they may be worth more or less than what you paid for them. See "About Your Account" for a description of redemption procedures.

Who May Want to Invest: The Fund offers an investment goal that is compatible with different investment decisions by investors seeking current income and stability of principal. You should consider whether the Fund fits with your particular investment objectives.

Expenses

                              Class     Class
                                A         B
                              -----     -----

Shareholder Transaction Expenses
are charges you pay when you buy
or sell shares of a fund.

   Maximum sales
   load on
   purchases                   None      None
   Maximum sales load
   on reinvested dividends     None      None
   Maximum contingent
   deferred sales
   load                        None      3%1
   Redemption fees             None      None
   Exchange fee                None      None

Annual Fund Operating Expenses
(as a percentage of average net assets)2.

   Management
   fees                       0.41%     0.41%

   12b-1 fees                  None     1.00%3

   Other expenses             0.51%     0.51%

   Total Fund
   operating
   expenses                   0.92%     1.92%

Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return4 and (2) redemption at the end of each time period:


1The contingent deferred sales charge, which is imposed on redemption proceeds, declines 1% annually from 3% of the amount invested during the first calendar year to 0% after 4 years. See "About Your Account" for further information about the contingent deferred sales charge.
2For the Class B shares, expense ratios are based on the management fees and other Fund-level expenses for the fiscal year ended June 30, 1996, and the 12b-1 expenses attributable to the Class B shares that are anticipated for the current year based on annualization of the Class B expenses during the fiscal year ended June 30, 1996. Actual expenses may be greater or lesser than those shown.
3It is possible that long-term shareholders of the Class B shares of the Fund may bear 12b-1 distribution fees that are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc. See "Breakdown of Expenses."
4Use of an assumed annual return of 5% is for illustration purposes only and not a representation of the Fund's future performance, which may be greater or lesser.

                              Class     Class
                                A         B
                              -----     -----

   1 year                      $  9      $ 49
   3 years                     $ 29      $ 70
   5 years                     $ 51      $104
   10 years                    $113      $224

Example: You would pay the following expenses on a $1,000 investment in the Class B shares of the Fund, assuming (1) 5% annual return4 and (2) no redemption at the end of each time period:

                              Class     Class
                                A         B
                              -----     -----

    1 year                     Not
                               applicable    $ 19
    3 years                    Not
                               applicable    $ 60
    5 years                    Not
                               applicable    $104
   10 years                    Not
                               applicable    $224

The purpose of this table is to assist you in understanding the various costs and expenses that a shareholder of a class of shares of the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. For a more complete discussion of certain expenses and fees, see "Breakdown of Expenses."

Financial Highlights

     The following information has been audited in conjunction with the audits of the Financial Statements of the Fund. Financial Statements for the six months ended December 31, 1996 and the independent auditors' report of Deloitte & Touche LLP thereon, and the Financial Statements for the fiscal year ended June 30, 1996 and the independent auditors' report of Price Waterhouse LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

For a Class A share outstanding throughout each period:*

                For the six                                For the fiscal year ended June 30,
               months ended     -----------------------------------------------------------------------------------------------
                   12/31/96      1996      1995      1994      1993      1992      1991      1990      1989      1988      1987
                   --------      ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of
  period ...........  $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                      -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment
  income ...........   0.0234    0.0487    0.0465    0.0252    0.0251    0.0434    0.0665    0.0786    0.0805    0.0626    0.0555
Less dividends
  declared .........  (0.0234)  (0.0487)  (0.0465)  (0.0252)  (0.0251)  (0.0434)  (0.0665)  (0.0786)  (0.0805)  (0.0626)  (0.0555)
                      -------   -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value,
  end of period ....  $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                      =======   =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total return .......   2.38%     5.01%     4.74%     2.55%     2.57%     4.41%     6.89%     8.18%     8.33%     6.46%     5.68%
Net assets, end of
  period (000
  omitted) ......... $497,613  $402,009  $368,800  $316,920  $350,624  $448,127  $579,944  $563,893  $445,156  $298,162  $242,084
Ratio of expenses
  to average net
  assets ...........   0.91%**   0.91%     0.97%     1.04%     1.06%     0.99%     0.95%     0.95%     1.00%     1.07%     1.08%
Ratio of net investment
  income to average net
  assets ...........   4.60%**   4.89%     4.68%     2.51%     2.56%     4.36%     6.65%     7.86%     8.14%     6.27%     5.54%

 *On September 5, 1995, Fund shares outstanding were designated Class A shares.
**Annualized.

Financial Highlights

     The following information has been audited in conjunction with the audits of the Financial Statements of the Fund. Financial Statements for the six months ended December 31, 1996 and the independent auditors' report of Deloitte & Touche LLP thereon, and the Financial Statements for the fiscal year ended June 30, 1996 and the independent auditors' report of Price Waterhouse LLP thereon, are included in the SAI and should be read in conjunction with the Financial Highlights.

            For a Class B share outstanding throughout each period:

                                   For the
                    For the    period from
                 six months        9/5/95*
                      ended        through
                   12/31/96        6/30/96
                   --------        --------
Net asset value,
 beginning of period  $1.00          $1.00
                      -------        -------

 Net investment
   income ..........   0.0201         0.0312
 Less dividends ....
   declared.........  (0.0201)       (0.0312)
                      -------        -------
Net asset value,
 end of period .....  $1.00          $1.00
                      =======        =======
Total return .......   2.04%          3.15%
Net assets, end of
 period (000
 omitted)  ......... $1,826           $630
Ratio of expenses
 to average net
 assets ............   1.51%**        1.88%**
Ratio of net
 investment income
 to average net
 assets ............   4.00%**        3.76%**
 *Commencement of operations.
**Annualized.

Performance

     Money market fund performance is commonly measured as yield. The Fund may also advertise its performance by showing performance rankings. Performance information is calculated and presented separately for each class of Fund shares.

Explanation of Terms

     Current Yield refers to the income generated by an investment in the Fund over a stated seven-day period, expressed as an annual percentage rate.

     Effective Yield is the income generated by an investment in the Fund over a stated seven-day period that, when annualized, is assumed to be reinvested. Effective yield is slightly higher than current yield because of the compounding effect of the assumed reinvestment.

     Current yield and effective yield figures are based on historical earnings and are not intended to indicate future performance. An investment in Fund shares is not insured and these yields are not fixed or guaranteed. Yield information cannot necessarily be used to compare Fund shares with investment alternatives that provide fixed yields, such as money market instruments or bank accounts that may also be insured.

     Performance Rankings are comparisons of the Fund's performance to the performance of other selected mutual funds, selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average, or non-market indices or averages of mutual fund industry groups. The Fund may quote its performance rankings and/or other information as published by recognized independent mutual fund statistical services or by publications of general interest. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All performance information that the Fund advertises or includes in information provided to present or prospective shareholders is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

     The Fund's recent performance and holdings will be detailed twice a year in the Fund's annual and semiannual reports, which are sent to all Fund shareholders.

About Waddell & Reed

     Since 1937, Waddell & Reed has been helping people make the most of their financial future by helping them take advantage of various financial services. Today, Waddell & Reed has over 2500 account representatives located throughout the United States. Your primary contact in your dealings with Waddell & Reed will be your local account representative. However, the Waddell & Reed shareholder services department, which is part of the Waddell & Reed headquarters operations in Overland Park, Kansas, is available to assist you and your Waddell & Reed account representative. You may speak with a customer service representative by calling the telephone number listed on the inside back cover of this Prospectus.

About the Investment Principles of the Fund

Investment Goal and Principles

     The goal of the Fund is to seek maximum current income to the extent consistent with stability of principal. The Fund seeks to achieve this goal by investing in a portfolio of money market instruments. There is no assurance that the Fund will achieve its goal.

     Subject to the diversification requirements of Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may invest only in the following U.S. dollar-denominated money market obligations and instruments: U.S. Government obligations (including obligations of U.S. Government agencies and instrumentalities); bank obligations and instruments secured by bank obligations, such as letters of credit; commercial paper; corporate debt obligations, including variable amount master demand notes; Canadian Government obligations; and certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest.

     The Fund may invest only in instruments that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization(s) or are comparable unrated securities. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("MIS") are among the nationally recognized statistical rating organizations. See Appendix A to the SAI for a description of some of these ratings.

     In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days.

Securities and Investment Practices

     The following pages contain more detailed information about the types of instruments in which the Fund may invest and strategies WRIMCO may employ in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques to the full extent permitted by the Fund's investment policies and restrictions unless it believes that doing so will help the Fund achieve its goal.

     Certain of the investment policies and restrictions of the Fund are also stated below. A fundamental policy of the Fund may not be changed without the approval of the shareholders of the Fund. Operating policies may be changed by the Board of Directors without the approval of the shareholders. The goal of the Fund and the type of money market securities in which the Fund may invest are fundamental policies. Unless otherwise indicated, the types of other assets in which the Fund may invest and other policies are operating policies.

     Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

     Please see the SAI for further information concerning the following instruments and associated risks and the Fund's investment policies and restrictions.

     U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government ("U.S. Government Securities"). Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by the discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Policies and Restrictions: The Fund intends to invest in U.S. Government Securities when there is a limited availability of other obligations and instruments.

     Bank Obligations are instruments issued by financial institutions evidencing financial obligations. Bank obligations include, among other instruments, time deposits, certificates of deposit, and bankers acceptances. Instruments secured by bank obligations, such as letters of credit, are also eligible for investment by the Fund.

     Policies and Restrictions: As a fundamental policy, the Fund may invest only in obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of such banks) or obligations of a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation.

     Commercial Paper is a short-term, unsecured promissory note used to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity, a date within nine months of the date of issue.

     Commercial paper has varying levels of sensitivity to interest rates and varying degrees of quality. Longer-term commercial paper is generally more sensitive to interest rate changes than shorter term commercial paper. The quality of commercial paper depends upon the probability of timely repayment. S&P ratings are graded into several categories, ranging from A-1 for the highest quality to D for the lowest. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

     Policies and Restrictions: As a fundamental policy, the Fund may invest only in commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by MIS or, if not rated, issued by a corporation whose debt obligations are rated at least A by S&P or MIS.

     Corporate Debt Obligations. Bonds and other instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.

     Corporate debt obligations have varying levels of sensitivity to interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     Policies and Restrictions: As a fundamental policy, the Fund may invest only in corporate debt obligations rated at least A by S&P or MIS.

     The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective agencies or instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities, indexed securities or over-the-counter derivative financial instruments.

     Municipal Obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue" bonds. In "general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality is generally dependent on the credit standing of the company involved.

     Policies and Restrictions: Consistent with its fundamental policies, the Fund may invest in only those municipal obligations that either (i) are guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or by a corporation in whose commercial paper the Fund may invest, or
(ii) depend for their repayment solely upon a corporate issuer whose debt obligations are rated at least A by S&P or MIS.

     Foreign Securities can involve significant risks in addition to the risks inherent in U.S. investments. These risks include currency fluctuations, exchange regulations, risks relating to political or economic conditions in the foreign country, and the potentially less stringent investor protection, accounting, auditing, financial and disclosure standards of foreign markets. These factors could make foreign investments more volatile.

     Policies and Restrictions: As a fundamental policy, the foreign securities in which the Fund may invest are: Canadian Government obligations, which are obligations issued or guaranteed by the Government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of the Canadian Government or any Province; obligations issued by foreign banks with total assets equal to at least U.S. $500,000,000; and obligations issued by foreign branches of U.S. banks. Such obligations must be U.S. dollar denominated.

     Subject to the diversification requirements of Rule 2a-7, the Fund may not invest more than 10% of its total assets in Canadian Government obligations.

     The Fund does not intend to invest more than 25% of its total assets in a combination of foreign bank obligations and the obligations of foreign branches of domestic banks.

     Mortgage-Backed and Other Asset-Backed Securities are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. Government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by the Government National Mortgage Association, Fannie Mae (formerly the Federal National Mortgage Association), the Federal Home Loan Mortgage Corporation or other government-sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators.

     Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this Prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets securing the debt are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

     Policies and Restrictions: The Fund may invest in mortgage-backed, asset-backed and stripped securities as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies and subject to the requirements of Rule 2a-7.

     Indexed Securities. Subject to the requirements of Rule 2a-7, the Fund may purchase indexed securities, which are securities the value of which varies in relation to the value of other securities, securities indices, precious metals or other commodities, or other financial indicators, as long as the indexed securities are U.S. dollar denominated. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

     The indexed securities in which the Fund may invest include securities whose prices are indexed to 90-day Treasury Bill rates, the London Inter-Bank Offering Rate (LIBOR), prime interest rates, Federal composite commercial paper rates and Federal funds rates. Certain indexed securities that are not traded on an established market may be deemed illiquid.

     Policies and Restrictions: The Fund will not invest in any security whose interest rate or principal amount to be repaid, or timing of payments, varies or floats with the value of a foreign currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or index expressed in a currency other than U.S. dollars.

     Repurchase Agreements. In a repurchase agreement, the Fund purchases a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

     Policies and Restrictions: As a fundamental policy, the Fund will not enter into a repurchase agreement if, as a result, more than 10% of its net assets would consist of illiquid investments, which include repurchase agreements not terminable within seven days.

     Restricted Securities and Illiquid Investments. Restricted securities are securities that are subject to legal or contractual restrictions on resale. Restricted securities may be illiquid due to restrictions on their resale. Certain types of restricted securities may be deemed to be liquid in accordance with guidelines adopted by the Fund's Board of Directors.

     Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the Fund.

     Policies and Restrictions: The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments. The Fund does not intend to invest more than 25% of its total assets in liquid
Section 4(2) commercial paper.

     Diversification. Diversifying the Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

     Policies and Restrictions: The Fund may not, with respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets.

     As a fundamental policy, the Fund may not buy a security if, as a result, more than 25% of the Fund's total assets would then be invested in securities of companies in any one industry. U.S. Government obligations and bank obligations and instruments are not included in this limit.

     The Fund may not invest more than 5% of its assets in securities rated in the second highest rating category by the requisite nationally recognized statistical rating organization(s) or comparable unrated securities, with investments in such securities of any one issuer being limited to the greater of 1% of the Fund's assets or $1,000,000.

     Borrowing. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

     Policies and Restrictions: As a fundamental policy, the Fund may borrow only from banks to meet redemptions, as a temporary measure or for extraordinary or emergency purposes, up to 10% of its total assets.

     Lending. Securities loans may be made on a short-term or a long-term basis for the purpose of increasing the Fund's income. This practice could result in a loss or a delay in recovering the Fund's securities. Loans will be made only to parties deemed by WRIMCO to be creditworthy.

     Policies and Restrictions: As a fundamental policy, the Fund will not lend securities representing more than one-third of its total asset value at any one time and such loans must be on a collateralized basis in accordance with applicable regulatory requirements.

About Your Account

     The different ways to set up (register) your account are listed below.

     Ways to Set Up Your Account

-------------------------------------------------

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

-------------------------------------------------

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

-------------------------------------------------

Retirement
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible.

  Individual Retirement Accounts (IRAs) allow anyone of legal age and under 70 1/2 with earned income to invest up to $2,000 per tax year. For 1997, the maximum for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

  Rollover IRAs retain special tax advantages for certain distributions from employer-sponsored retirement plans.

  Simplified Employee Pension Plans (SEP - IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.

  Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves up to 25% of their annual earned income, with a maximum of $30,000 per year.

  401(k) Programs allow employees of corporations and non-governmental tax-exempt organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

  403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

  457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and involve fewer administrative requirements than 401(k) or other qualified plans generally.

-------------------------------------------------

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying Federal transfer tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

-------------------------------------------------

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed account representative for the form.

-------------------------------------------------

Buying Shares

     You may buy Class A shares of the Fund through Waddell & Reed, Inc. and its account representatives or through registered broker-dealers. Broker-dealers may charge a fee for this service. You may buy Class B shares of the Fund by exchange of your Class B shares of Waddell & Reed Funds, Inc. To open your account you must complete and sign an application. Your Waddell & Reed account representative can help you with any questions you might have.

     The price to buy a share of the Fund, called the offering price, is calculated every business day.

     The offering price of a share of the Fund (price to buy one share) is the net asset value ("NAV") of the class of shares you are buying. The Fund's shares are sold without a sales charge.

     To purchase Class A shares by wire, you must first obtain an account number by calling 1-800-366-2520, then mail a completed application to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest to UMB Bank, n.a., ABA Number 101000695, United K.C., for United Cash Management, Inc., FBO Customer Name and Account Number.

     To purchase Class A shares by check, make your check, money order, Federal Reserve draft or other negotiable bank draft payable to Waddell & Reed, Inc. Mail the check, money order or draft, along with your completed application, to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     The NAV of each class of shares of the Fund is the value of a single share of that class. The NAV of a class is computed by adding, with respect to that class, the value of the Fund's investments, cash and other assets, subtracting its liabilities, and then dividing the result by the number of shares of that class outstanding. The NAV of each class will normally remain fixed at $1.00 per share. See the SAI for a discussion of extraordinary circumstances that could result in a change in this fixed share value.

     The NAV per share is based on a valuation of the Fund's investments at amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium.

     The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the close of business of the NYSE, normally 4 p.m. Eastern time.

     When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

  Orders are accepted only at the home office of Waddell & Reed, Inc.
  All of your purchases must be made in U.S. dollars.
  Dividends do not accrue until the Fund has federal funds available to it; federal funds are monies of a member bank of the Federal Reserve System held in deposit at a Federal Reserve Bank.
  If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.
  The Fund does not issue certificates representing Class B shares of the Fund and does not normally issue certificates representing Class A shares.

     When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

     Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

To Open a Class A
Account        $1,000

To Open a Class B
Account          $100

For certain exchanges
into Class A accounts$100

For certain Class A retirement accounts and Class A accounts opened with Automatic Investment Service $50

For certain Class A retirement accounts and Class A accounts opened through payroll deductions for or by employees of WRIMCO, Waddell & Reed, Inc. and their
affiliates         $25

To Add to an Account

For Class B accounts and certain exchanges into Class A accounts      $100

For Automatic Investment Service (Class A Accounts Only)                  $25

Adding to Your Account

     Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

     To add to your Class A account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, United K.C., for United Cash Management, Inc., FBO Customer Name and Account Number.

     To add to your Class A account by mail: Make your check, money order, Federal Reserve draft or other negotiable bank draft payable to Waddell & Reed, Inc. Mail the check, money order or other draft, along with a letter stating your account number, the account registration and that you wish to purchase Class A shares of the Fund to:

Waddell & Reed, Inc.
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217

Selling Shares

     You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

     The redemption price (price to sell one share) is the NAV of the class of shares you are selling. Class B shares are subject to the contingent deferred sales charge discussed herein.

              Deferred
Date of          Sales
Redemption      Charge

any time during
the calendar year
of investment and
the first full
calendar year
after the calendar
year of
investment          3%

second full
calendar year       2%

third full
calendar year       1%

after third full
calendar year       0%

     The deferred sales charge will be applied to the total amount invested during a calendar year to acquire shares or the value of the shares redeemed, whichever is less. All investments made during a calendar year are deemed a single investment during that calendar year for purposes of calculating the deferred sales charge. The year of investment with respect to Class B shares acquired by exchange of Class B shares of funds in Waddell & Reed Funds, Inc. is deemed to be the calendar year that such Class B shares were acquired. In other words, upon exchange, the time period for purposes of computing the contingent deferred sales charge will continue to run.

     To sell shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-2520 or fax your request to 913-236-5044 and give your instructions to redeem shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

     To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed account representative, or write a letter of instruction with:

  the name on the account registration;
  the Fund's name;
  the Fund account number;
  the dollar amount or number of shares to be redeemed; and any other applicable requirements listed in the table below.

     Deliver the form or your letter to your Waddell & Reed account representative, or mail it to:

Waddell & Reed, Inc.
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217

     Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

     To sell Class A shares by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with forms of checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.

                    Special Requirements for Selling Shares

Account Type             Special Requirements
Individual or Joint      The written
Tenant                   instructions must be
                         signed by all persons
                         required to sign for
                         transactions, exactly
                         as their names appear
                         on the account.
Sole Proprietorship      The written
                         instructions must be
                         signed by the
                         individual owner of
                         the business.
UGMA, UTMA               The custodian must
                         sign the written
                         instructions
                         indicating capacity as
                         custodian.
Retirement Account       The written
                         instructions must be
                         signed by a properly
                         authorized person.
Trust                    The trustee must sign
                         the written
                         instructions
                         indicating capacity as
                         trustee.  If the
                         trustee's name is not
                         in the account
                         registration, provide
                         a currently certified
                         copy of the trust
                         document.
Business or              At least one person
Organization             authorized by
                         corporate resolution
                         to act on the account
                         must sign the written
                         instructions.
Conservator, Guardian    The written
or Other Fiduciary       instructions must be
                         signed by the person
                         properly authorized by
                         court order to act in
                         the particular
                         fiduciary capacity.

     When you place an order to sell shares, your shares will be sold at the next redemption price calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

  If more than one person owns the shares, each owner must sign the written request.
  If you hold a certificate, it must be properly endorsed and sent to the Fund. If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If no such assurance is given, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund is able to verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission. Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.
  Redemption by telephone, fax or check writing is not available for shares represented by certificates. Redemption by check writing is not available for certain retirement plan accounts.
  There is no additional charge for maintaining the check writing privilege or for processing checks.
  If you have elected the check writing privilege, the Fund's Custodian Bank will request that the Fund redeem a sufficient number of full and fractional shares in your account to cover the amount of the check when a check is presented to the Bank for payment. You will continue to receive dividends on those shares equaling the amount being redeemed until such time as the check is presented to the Bank for payment. No "stop-payment" order can be placed against the checks. Checks may be dishonored if shares were recently purchased as discussed above or if the net asset value per share has declined so that there are insufficient shares to be redeemed to cover the amount of the check.
  As with any redemption of shares, redemption by check writing will, for Federal income tax purposes, result in a capital gain or loss on shares redeemed.

     The Fund reserves the right to require a signature guarantee on certain redemption requests. This requirement is designed to protect you and Waddell & Reed from fraud. The Fund may require a signature guarantee in certain situations such as:

  the request for redemption is made by a corporation, partnership or fiduciary;
  the request for redemption is made by someone other than the owner of record; or the check is being made payable to someone other than the owner of record.

     The Fund will accept a signature guarantee from a national bank, a federally chartered savings and loan or a member firm of a national stock exchange or other eligible guarantor in accordance with procedures of the Fund's transfer agent. A notary public cannot provide a signature guarantee.

     Contingent Deferred Sales Charge. A contingent deferred sales charge may be assessed against your Class B redemption amount and paid to Waddell & Reed, Inc. (the "Distributor"), subject to the limitation described under "Other Expenses" and as further described below. The purpose of the deferred sales charge is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B shares. The deferred sales charge will not be imposed on shares representing payment of dividends or distributions.

     For purposes of determining the applicability and rate of any deferred sales charge, it will be assumed that a redemption is made first of shares purchased during the deferred sales charge period representing payment of dividends and distributions and then of shares held by the shareholder for the longest period of time.

     Unless instructed otherwise, the Fund, when requested to redeem a specific dollar amount, will redeem additional shares equal in value to the deferred sales charge. For example, should you request a $1,000 redemption and the applicable deferred sales charge is $20, the Fund will redeem shares having an aggregate net asset value of $1,020, absent different instructions.

     The deferred sales charge will not apply in the following circumstances:

  in connection with redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

  in connection with redemptions of shares that are made to effect a distribution from a qualified retirement plan following retirement, a required minimum distribution from an individual retirement account, Keogh plan or Internal Revenue Code section 403(b)(7) custodial account, or a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.

  in connection with redemptions of shares purchased by current or retired directors of the Fund, or current or retired officers or employees of the Fund, WRIMCO, the Distributor or their affiliated companies, registered representatives of Waddell & Reed, Inc., and by the members of immediate families of such persons.

  in connection with redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal plan adopted for the Fund. (The Plan and this exclusion from the deferred sales charge do not apply to a one-time withdrawal.)

  in connection with redemptions the proceeds of which are reinvested in the Class B shares of the Fund within thirty days after such redemption.

  in connection with the exercise of certain exchange privileges.

  on redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares of the Fund if the aggregate net asset value of those shares is less than $250.

  in connection with redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund or by a former shareholder of such investment company of shares of the Fund acquired pursuant to such reorganization.

     These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notices.

     The Fund reserves the right to redeem at NAV all shares of the Fund owned by you or held in your account, except in the case of retirement plan accounts, having an aggregate NAV of less than $250. The Fund will give you notice of its intention to redeem your shares and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your account to $250. The Fund has the right to charge a fee of $1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts and accounts with an increase or decrease in NAV within 60 days of such determination.

Telephone Transactions

     The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services
      Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

     Your local Waddell & Reed account representative is available to provide personal service. Additionally, the Waddell & Reed Customer Services staff is available to respond promptly to your inquiries and requests.

Reports

     Statements and reports sent to you include the following:

  confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption) year-to-date statements (quarterly) annual and semiannual reports (every six months)

     To reduce expenses, only one copy of most annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed on the inside back cover of this Prospectus if you need copies of annual or semiannual reports or historical account information.

Exchanges

     You may sell your Class A shares and buy Class A shares of other funds in the United Group. You may sell your Class B shares and buy Class B shares of funds in Waddell & Reed Funds, Inc. without payment of a deferred sales charge. The time period with respect to the deferred sales charge will continue to run.

     You may exchange only into funds that are legally registered for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

     The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions

     Flexible withdrawal service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

     Regular Investment Plans allow you to transfer money into your Class A Fund account automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

     Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed account representative for more information.

                            Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Class A Fund account

          Minimum        Frequency
          $25            Monthly

Funds Plus Service

To move money from the Fund to other funds in the United Group whether in the same or a different account

          Minimum        Frequency
          $100           Monthly

Distributions and Taxes

Distributions

     The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year. Ordinarily, dividends are declared daily and paid on the 27th day of each month or on the last business day prior to the 27th if the 27th falls on a weekend or holiday. Dividends are distributed from the Fund's net investment income, which includes accrued interest, earned discount, dividends and other income earned on portfolio assets less expenses. The Fund distributes its net short-term capital gains annually but may make more frequent distributions of such gains if necessary to maintain its NAV per share at $1.00. The Fund may make additional distributions if necessary to avoid Federal income or excise taxes on certain undistributed income and capital gains. The Fund does not expect to realize net long-term capital gains and, thus, does not anticipate payment of any long-term capital gains distributions. When shares are redeemed, any declared but unpaid dividends on those shares will be paid with the next regular dividend payment and not at the time of redemption.

     Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividend and capital gains distributions will be automatically paid in additional shares of the Fund of the same class as that with respect to which they were paid. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains distributions will be automatically paid in shares of the Fund of the same class as that with respect to which they were paid, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividend and capital gains distributions.

     For retirement accounts, all distributions are automatically paid in shares of the Fund of the same class as that with respect to which they were paid.

Taxes

     The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) that are distributed to its shareholders.

     There are certain tax requirements that the Fund must follow in order to avoid Federal taxation. In its effort to adhere to these requirements, the Fund may have to limit its investment activity in some types of instruments.

     As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

     Taxes on distributions. Dividends from the Fund's investment company taxable income generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

     Withholding. The Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

     State income taxes. The portion of the dividends paid by the Fund attributable to the interest earned on its U.S. Government Securities generally is not subject to state and local income taxes, although distributions by the Fund to its shareholders of net realized gains on the disposition of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Fund in your state and locality.

     The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; see the SAI for a more detailed discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

About the Management and Expenses of the Fund

     United Cash Management, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management investment company organized as a corporation under Maryland law on February 13, 1979.

     The Fund is governed by a Board of Directors, which has overall responsibility for the management of its affairs. The majority of directors are not affiliated with Waddell & Reed, Inc.

     The Fund has two classes of shares. Prior to September 5, 1995, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. The Class B shares provide shareholders of each of the funds in Waddell & Reed Funds, Inc. with an opportunity to acquire shares of a money market fund through exchange of their Class B shares of funds in Waddell & Reed Funds, Inc. without incurring the contingent deferred sales charge. Prior to September 5, 1995, shareholders of funds in Waddell & Reed Funds, Inc. had no exchange option into a money market fund. Class B shares that have been held by a shareholder for eight years will convert automatically to Class A shares of the Fund. This conversion will be made, without charge or fee, on the basis of the relative net asset values of the two classes.

     The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws of the Fund are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class. Shares are fully paid and nonassessable when purchased.

WRIMCO and Its Affiliates

     The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

     Richard K. Poettgen is primarily responsible for the day-to-day management of the portfolio of the Fund. Mr. Poettgen has held his Fund responsibilities since January 1989. He is Vice President of WRIMCO, Vice President and Assistant Treasurer of the Fund, and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Mr. Poettgen has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1989 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since April 1968. Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

     Waddell & Reed, Inc. serves as the Fund's underwriter and as underwriter for each of the other funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as the principal underwriter and distributor of the variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which TMK/United Funds, Inc. is the underlying investment vehicle.

     Waddell & Reed Services Company acts as transfer agent ("Shareholder Servicing Agent") for the Fund and processes the payments of dividends. Waddell & Reed Services Company also acts as agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Fund and pricing daily the value of its shares.

     WRIMCO and Waddell & Reed Services Company are subsidiaries of Waddell & Reed, Inc. Waddell & Reed, Inc. is a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and an indirect subsidiary of United Investors Management Company, a holding company, and Torchmark Corporation, a holding company.

     WRIMCO places transactions for the portfolio of the Fund and in doing so may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to best execution. For further information concerning Fund portfolio transactions, please see "Portfolio Transactions and Brokerage" in the SAI.

Breakdown of Expenses

     Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

     The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

Management Fee

     The management fee of the Fund is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate

                 Annual
Group Net        Group
Asset Level     Fee Rate
(all dollars    For Each
in millions)     Level
------------    --------

From $0
  to $750      .51 of 1%

From $750
  to $1,500    .49 of 1%

From $1,500
  to $2,250    .47 of 1%

From $2,250
  to $3,000    .45 of 1%

From $3,000
  to $3,750    .43 of 1%

From $3,750
  to $7,500    .40 of 1%

From $7,500
  to $12,000   .38 of 1%

Over $12,000   .36 of 1%

     The management fee is accrued and paid to WRIMCO daily.

     Growth in assets of the United Group assures a lower group fee rate.

     The combined net asset values of all of the funds in the United Group were approximately $14.3 billion as of June 30, 1996. Management fees for the fiscal year ended June 30, 1996 were 0.41% of the Fund's average net assets.

Other Expenses

     While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well.

     The Fund pays the Accounting Services Agent a monthly fee based on the average net assets of the Fund for accounting services. The Fund pays the Shareholder Servicing Agent a monthly fee for each account that was in existence at any time during the month and, with respect to Class A shares, a fee for each shareholder check it processes.

     The Fund also pays other expenses, such as fees and expenses of certain directors, audit and outside legal fees, costs of materials sent to shareholders, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under federal or other securities laws and to the Investment Company Institute, and extraordinary expenses including litigation and indemnification relative to litigation.

     Distribution. The Fund, pursuant to Rule 12b-1 of the 1940 Act, and as authorized under a Distribution and Service Plan (the "Plan"), may finance the distribution and/or the service and maintenance of the Class B shareholder accounts.

     The Plan provides that the Fund, with respect to the Class B shares, may compensate the Distributor in an amount calculated and payable daily up to 1% annually of the Fund's Class B average daily net assets. There are two parts to this fee: up to 0.75% may be paid to the Distributor for distribution services and distribution expenses including commissions paid by the Distributor to its sales representatives and managers (the "distribution fee") with respect to the distribution of the Class B shares, and up to 0.25% may be paid to the Distributor to finance the provision of certain personal services by the Distributor and Waddell & Reed Services Company to Class B shareholders and the provision of services to maintain Class B shareholder accounts (the "Service Fee").

     In addition to these fees, the Distributor may be compensated for distribution of the Class B shares by the deferred sales charge imposed at the time of redemption. See "About Your Account."

     The distribution fee and the deferred sales charge are designed to allow investors to purchase Class B shares without a front-end sales charge and at the same time to allow the Distributor to pay commissions to its field sales force and pay other expenses of distribution, including the cost of prospectuses for prospective investors, sales literature, advertising, sales office expenses and overhead. In this respect, the distribution fee and deferred sales charge are comparable to a front-end sales charge. See "Breakdown of Expenses" for the amount of these charges and the service fee that may be paid over certain periods. The distribution fee would be the equivalent of a 6.25% and 7.25% front-end sales charge after 9 and 10.5 years, respectively, assuming a 5% growth rate. These are the maximum sales charges permitted under rules of the National Association of Securities Dealers, Inc. ("NASD") for asset-based sales charges and front-end sales charges, respectively, were the Class B shares offered with such charges.

     No payment of the distribution fee will be made, and no deferred sales charge will be paid, to the Distributor by the Fund with respect to Class B shares if, and to the extent that, the aggregate of the distribution fees paid by the Fund and the deferred sales charges received by the Distributor with respect to such shares would exceed the maximum amount of such charges that the Distributor is permitted to receive under NASD rules as then in effect. During any one period of time, the amount paid by the Distributor in commissions to its sales force and attendant promotional and overhead costs with respect to Class B shares may exceed the amount it receives from the Class B distribution fees and deferred sales charges. Although such fees and charges are paid to compensate the Distributor for its promotional activities with respect to Class B shares, the expenses of such activities are not a liability of the Fund, and the Fund, at any time, may on written notice terminate the Plan and the Underwriting Agreement with the Distributor without penalty and without further payment of the distribution fee. In such event, the deferred sales charge may remain in effect as to investments made prior to termination.

United Cash Management, Inc.

Custodian                     Underwriter
  UMB Bank, n.a.                Waddell & Reed, Inc.
  Kansas City, Missouri         6300 Lamar Avenue
                                P. O. Box 29217
Legal Counsel                   Shawnee Mission, Kansas
  Kirkpatrick & Lockhart LLP       66201-9217
  1800 Massachusetts Avenue, N. W.      (913) 236-2000
  Washington, D. C.  20036      (800) 366-5465

Independent Accountants       Shareholder Servicing Agent
  Deloitte & Touche LLP         Waddell & Reed
  1010 Grand Avenue                Services Company
  Kansas City, Missouri         6300 Lamar Avenue
     64106-2232                 P. O. Box 29217
                                Shawnee Mission, Kansas
Investment Manager                 66201-9217
  Waddell & Reed Investment     (913) 236-2000
     Management Company         (800) 366-5465
  6300 Lamar Avenue
  P. O. Box 29217             Accounting Services Agent
  Shawnee Mission, Kansas       Waddell & Reed
     66201-9217                    Services Company
  (913) 236-2000                6300 Lamar Avenue
  (800) 366-5465                P. O. Box 29217
                                Shawnee Mission, Kansas
                                    66201-9217
                                (913) 236-2000
                                (800) 366-5465


Our INTERNET address is:
  http://www.waddell.com

United Cash Management, Inc.
PROSPECTUS
July 31, 1997

The United Group of Mutual Funds
United Asset Strategy Fund, Inc.
United Cash Management, Inc.
United Continental Income Fund, Inc.
United Funds, Inc.
     United Bond Fund
     United Income Fund
     United Accumulative Fund
     United Science and Technology Fund
United Gold & Government Fund, Inc.
United Government Securities Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United International Growth Fund, Inc.
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United New Concepts Fund, Inc.
United Retirement Shares, Inc.
United Vanguard Fund, Inc.

Waddell & Reed Funds, Inc.
     Asset Strategy Fund
     Growth Fund
     High Income Fund
     International Growth Fund
     Limited-Term Bond Fund
     Municipal Bond Fund
     Science and Technology Fund
     Total Return Fund

NUP1010(7-97)

printed on recycled paper

                          UNITED CASH MANAGEMENT, INC.

                               6300 Lamar Avenue

                                P. O. Box 29217

                      Shawnee Mission, Kansas  66201-9217

                                 (913) 236-2000

                                 July 31, 1997



                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with the prospectus ("Prospectus") of United Cash Management, Inc. (the "Fund") dated July 31, 1997, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.



                               TABLE OF CONTENTS

     Performance Information.............................  2

     Goal and Investment Policies........................  3

     Investment Management and Other Services............ 17

     Purchase, Redemption and Pricing of Shares.......... 22

     Directors and Officers.............................. 31

     Payments to Shareholders............................ 37

     Taxes .............................................. 39

     Portfolio Transactions and Brokerage................ 40

     Other Information................................... 41

     Appendix A.......................................... 43

     Financial Statements ............................... 47

                            PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's yield, effective yield and performance rankings in advertisements and sales materials. Yield information is also available by calling the Shareholder Servicing Agent at the telephone number shown on the inside back cover of the Prospectus.

     There are two methods by which yield is calculated for a specified time period for a class of shares of the Fund. The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share of the applicable class at the beginning of the period. The net asset value of this share will be $1.00 except under extraordinary circumstances. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period which will include all dividends accrued for a share of such class; however, capital changes are excluded from the calculation, i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation. However, so that the change will not reflect the capital changes to be excluded, the dividends used in the yield computation may not be the same as the dividends actually declared, as certain realized gains and losses and, under unusual circumstances, unrealized gains and losses (see "Purchase, Redemption and Pricing of Shares"), will be taken into account in the calculation of dividends actually declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends.

     This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the "base period return") is then annualized by multiplying it by 365 and dividing it by the number of days in the period with the resulting current yield figure carried to at least the nearest hundredth of one percent.

     The second method results in a figure referred to as the "effective yield." This represents an annualization of the current yield with dividends reinvested daily. Effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result and rounding the result to the nearest hundredth of one percent according to the following formula:

                                                 365/7
     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)]      - 1

     The yield for the Fund's Class A shares and Class B shares as calculated above for the seven days ended December 31, 1996, the date of the most recent balance sheet included in the Prospectus, was 5.05% and 4.16% respectively and the effective yield calculated for the same period was 5.18% and 4.25% respectively.

     Changes in yields (calculated on either basis) primarily reflect different interest rates received by the Fund as its portfolio securities change. These different rates reflect changes in current interest rates on money market instruments. Both yields are affected by portfolio quality, portfolio maturity, type of instruments held and operating expense ratio.

Performance Rankings

     Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration.

     All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

                          GOAL AND INVESTMENT POLICIES

     The goal and investment policies of the Fund are described in the Prospectus, which refers to the following investment methods and practices.

     The Fund may invest only in the money market obligations and instruments listed below. In addition, as a money market fund and in order for the Fund to use the "amortized cost method" of valuing its portfolio securities, the Fund must comply with Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended (the "1940 Act"). Under Rule 2a-7, investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organizations(s) ("NRSRO(s)") or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except U.S. Government securities) to no more than 5% of the Fund's assets. Investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 5% of the Fund's assets, with investment in such securities of any one issuer being limited to the greater of 1% of the Fund's assets or $1,000,000. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days. See discussion under "Determination of Offering Price."

     (1) U.S. Government Obligations: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These include securities issued by the U.S. Government, which in turn include Treasury Bills (which mature within one year of the date they are issued) and Treasury Notes and Bonds (which are issued with longer maturities). All Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in securities of agencies and instrumentalities only if Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment adviser, is satisfied that the credit risk involved is minimal.

     (2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation; in this SAI, a "bank" includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Directors or WRIMCO to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

     (3)  Commercial Paper Obligations Including Variable Amount Master Demand
Notes: Commercial paper rated A-1 or A-2 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("MIS") or, if not rated, issued by a corporation in whose debt obligations the Fund may invest (see 4 below). S&P and MIS are among the NRSRO's under Rule 2a-7. See Appendix A for a description of some of these ratings. A variable amount master demand note represents a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional lender.

     (4) Corporate Debt Obligations: Corporate debt obligations if they are rated at least A by S&P or MIS. See Appendix A for a description of some of these debt ratings.

     (5) Canadian Government Obligations: Obligations of, or guaranteed by, the Government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of that Government or any Province; however, the Fund may not invest in Canadian Government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements of Rule 2a-7. The Fund may not invest in Canadian Government obligations if they are denominated in Canadian dollars. See "Determination of Offering Price."

     (6) Certain Other Obligations: Obligations other than those listed in 1 through 5 (such as municipal obligations) above only if any such other obligation is guaranteed as to principal and interest by either a bank in whose obligations the Fund may invest (see 2 above) or a corporation in whose commercial paper the Fund may invest (see 3 above) and otherwise permissible under Rule 2a-7.

     The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term debt obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

Specific Securities and Investment Practices

Mortgage-Backed Securities

     The Fund may invest in mortgage-backed securities as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies and subject to the requirements of Rule 2a-7. The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions.

     Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     Timely payment of principal and interest on pass-through securities of Ginnie Mae (but not those of Freddie Mac or Fannie Mae) is guaranteed by the full faith and credit of the United States. This is not a guarantee against market decline of the value of these securities or shares of the Fund. It is possible that the availability and marketability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

Stripped Mortgage-Backed Securities

     The Fund may invest in stripped securities as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies and subject to the requirements of Rule 2a-7. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

     The Fund has not in the past invested and has no present intention to invest in these types of securities.

Asset-Backed Securities

     Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets securing the debt are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities

     The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

When-Issued and Delayed-Delivery Transactions

     The Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. The securities so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received.
For example, delivery to the Fund and payment by the Fund in the case of a purchase by it, or delivery by the Fund and payment to it in the case of a sale by the Fund, may take place a month or more after the date of the transaction. The purchase or sale price is fixed on the transaction date. The Fund will enter into when-issued or delayed-delivery transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. The securities so sold by the Fund on a delayed-delivery basis are also subject to market fluctuation; their value when the Fund delivers them may be more than the purchase price the Fund receives. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share.

     Ordinarily the Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

Lending Securities

     One of the ways in which the Fund may try to realize income is by lending not more than one-third of its total asset value. This percentage limitation can only be changed by shareholder vote. If the Fund does this, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation.

     Any securities loans that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). Under the present Guidelines, the collateral must consist of cash and/or U.S. Government Obligations, at least equal in value to the market value of the securities loaned on each day the loan is outstanding. If the market value of the loaned securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities loaned. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral. This policy of 100% collateralization is a fundamental policy that can be changed only by shareholder vote.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for both types of collateral. The second method is to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government Obligations used as collateral. Part of the interest received in either case may be shared with the borrower.

     Under the Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. The Fund will make loans only under rules of the New York Stock Exchange (the "NYSE"), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

     Some, but not all, of the Fund's rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to how the Fund may invest cash collateral.

Repurchase Agreements

     The Fund may purchase securities subject to repurchase agreements. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which the Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays or expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

Restricted Securities

     The Fund may purchase commercial paper that is issued in reliance on the so-called "private placement" exemption from registration that is afforded by
Section 4(2) ("Section 4(2) paper") of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) paper is subject to legal or contractual restrictions on resale under the federal securities laws. It is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Any such paper purchased must meet the credit, maturity and other criteria that apply to other securities in which the Fund invests. Although WRIMCO is of the opinion that this type of paper is nearly as liquid as other commercial paper in which the Fund invests, there is no assurance that a market will exist for Section 4(2) paper that the Fund may own. WRIMCO will determine the liquidity of Section 4(2) paper in accordance with guidelines established by the Board of Directors.

     The Fund may also invest in other securities that are subject to legal or contractual restrictions on resale because they have not been registered under the 1933 Act or are otherwise subject to contractual restrictions on resale. These securities are generally referred to as restricted securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. See "Illiquid Investments."

     These restricted securities will be valued in the same manner that other commercial paper held by the Fund is valued. See "Portfolio Valuation." The Fund does not anticipate adjusting for any diminution in value of these securities on account of their restrictive feature because of the existence of an active market which creates liquidity and because of the availability of actual market quotations for these restricted securities. In the event that there should cease to be an active market for these securities or actual market quotations become unavailable, they will be valued at fair value as determined in good faith by the Board of Directors.

Illiquid Investments

     The Fund has an operating policy, which may be changed without shareholder approval, which provides that the Fund may not invest more than 10% of its net assets in illiquid investments. Investments currently considered to be illiquid include: (i) repurchase agreements not terminable within seven days; (ii) fixed time deposits subject to withdrawal penalties other than overnight deposits;
(iii) securities for which market quotations are not readily available; and (iv) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. However, this 10% limit does not include any obligations payable at principal amount plus accrued interest on demand or within seven days after demand.

Indexed Securities

     Subject to the requirements of Rule 2a-7, the Fund may purchase securities the values of which varies in relation to the value of other securities, securities indices, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified index value increases, or their maturity value may decline when the index increases. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Foreign Obligations and Instruments

     Subject to the diversification requirements applicable to the Fund under Rule 2a-7, the Fund may invest up to 10% of its total assets in Canadian Government obligations and may also invest in foreign bank obligations and obligations of foreign branches of domestic banks. Each of these obligations must be U.S. dollar denominated. Although there is no fundamental policy limiting the Fund's investment in foreign bank obligations and obligations of foreign branches of domestic banks, it does not intend to invest more than 25% of its total assets in a combination of these obligations. Investments in obligations of domestic branches of foreign banks will not be considered to be foreign securities if WRIMCO has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal and state chartered or domestic banks doing business in the same jurisdiction.

     Purchasing these securities presents special considerations: reduction of income by foreign taxes; changes in currency rates and controls (e.g., currency blockage); lack of public information; lack of uniform accounting, auditing and financial reporting standards; less volume on foreign exchanges; less liquidity; greater volatility; less regulation of issuers, exchanges and brokers; greater difficulties in commencing lawsuits; possibilities in some countries of expropriation, confiscatory taxation, social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. Uncertificated foreign securities will be purchased only if permissible under the custodianship provisions of the 1940 Act.

Investment Restrictions

     Certain of the Fund's investment restrictions are described in the Prospectus. The following are fundamental policies and together with certain restrictions described in the Prospectus cannot be changed without shareholder approval. Under these restrictions, the Fund may not:

     (i) Buy commodities or commodity contracts, voting securities, any mineral related programs or leases, or oil or gas leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof;

    (ii) Buy real estate nor any nonliquid interest in real estate investment trusts; however, the Fund may buy obligations or instruments that it may otherwise buy even though the issuer invests in real estate or interests in real estate;

   (iii) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets; or buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry; U.S. Government Obligations and bank obligations and instruments are not included in this limit (but see "Foreign Obligations and Instruments");

    (iv) Make loans other than certain limited types of loans described herein; the Fund can buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions that it is permitted to purchase; it can also lend its portfolio securities (see "Lending Securities" above) or, except as provided above, enter into repurchase agreements (see "Repurchase Agreements" above);

     (v) Invest for the purpose of exercising control or management of other companies;

    (vi) Participate on a joint, or a joint and several, basis in any trading account in any securities;

   (vii) Sell securities short or buy securities on margin; also, the Fund may not engage in arbitrage transactions;

  (viii)  Engage in the underwriting of securities; or

    (ix) Borrow to increase income, but only to meet redemptions so it will not have to sell portfolio securities for this purpose. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets in connection with such borrowing but only up to the lesser of the amounts borrowed or 5% of the value of the Fund's assets.

Portfolio Turnover

     In general, the Fund purchases investments with the expectation of holding them to maturity. However, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. The Fund may also sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer. The Fund has high portfolio turnover due to the short maturities of its investments, but this should not affect its net asset value or income, as brokerage commissions are not usually paid on the investments which the Fund makes. In the usual calculation of portfolio turnover, securities of the type in which the Fund invests are excluded. Consequently, the high turnover which it will have is not comparable to the turnover rates of most investment companies.

Portfolio Valuation

     Under Rule 2a-7, the Fund is permitted to use the "amortized cost method" for valuing its portfolio securities provided it meets certain conditions. See "Purchase, Redemption and Pricing of Shares." As a general matter, the primary conditions imposed under Rule 2a-7 relating to the Fund's portfolio investments are that the Fund must (i) not maintain a dollar-weighted average portfolio maturity in excess of 90 days, (ii) limit its investments, including repurchase agreements, to those instruments which are U.S. dollar denominated and which WRIMCO, pursuant to guidelines established by the Fund's Board of Directors, determines present minimal credit risks and which are rated in one of the two highest rating categories by the NRSRO(s), as defined in Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Fund's Board of Directors, (iii) limit its investments in the securities of any one issuer (except U.S. Government Securities) to no more than 5% of its assets, (iv) limit its investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to no more than 5% of its assets, (v) limit its investments in the securities of any one issuer which are rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to the greater of 1% of its assets or $1,000,000, and (vi) limit its investments to securities with a remaining maturity of not more than 397 days. Rule 2a-7 sets forth the method by which the maturity of a security is determined.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly-owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

     The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Torchmark Corporation and United Investors Management Company

     WRIMCO is a wholly-owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly-owned subsidiary of United Investors Management Company. United Investors Management Company is a wholly-owned subsidiary of Torchmark Corporation. Torchmark Corporation is a publicly-held company. The address of Torchmark Corporation and United Investors Management Company is 2001 Third Avenue South, Birmingham, Alabama 35233.

     Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to TMK/United Funds, Inc. since that fund's inception, until January 8, 1992 when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies issued by United Investors Life Insurance Company for which TMK/United Funds, Inc. is the underlying investment vehicle.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus.

     The management fees paid to WRIMCO during the fiscal years ended June 30, 1996, 1995 and 1994 were $1,686,054, $1,398,085 and $1,372,977, respectively.

      For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.

     Under the Shareholder Servicing Agreement, the Fund pays the Agent a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month, and $.75 for each shareholder check it processes. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO, or the Agent.

     Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)      Rate for Each Level
          -------------------------      -------------------

          From $    0 to $   10              $      0
          From $   10 to $   25              $ 10,000
          From $   25 to $   50              $ 20,000
          From $   50 to $  100              $ 30,000
          From $  100 to $  200              $ 40,000
          From $  200 to $  350              $ 50,000
          From $  350 to $  550              $ 60,000
          From $  550 to $  750              $ 70,000
          From $  750 to $1,000              $ 85,000
               $1,000 and Over               $100,000

     Fees paid to the Agent for the fiscal years ended June 30, 1996, 1995 and 1994 were $60,000, $51,667 and $50,000, respectively.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

     These and other sales expenses of Waddell & Reed, Inc. are not covered by any sales charge on Class A shares of the Fund. The contingent deferred sales charge, if any, imposed on Class B shares is designed to compensate Waddell & Reed, Inc. for distribution of Class B shares. On shares of funds in the United Group that are sold with sales charges, a major portion of the sales charge is paid to Waddell & Reed, Inc.'s account representatives and managers. Waddell & Reed, Inc. may compensate its account representatives as to purchases for which there is no sales charge.

     The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Arrangement

     Waddell & Reed, Inc. (the "Distributor") acts as principal underwriter and distributor of the Fund's shares pursuant to an underwriting agreement ("Agreement"). The Agreement requires the Distributor to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that the Distributor also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Under this Agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund; however, the Agreement recognizes that the Fund may adopt a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan adopted by the Fund with respect to Class B shares, the Fund pays the Distributor daily a distribution fee not to exceed, on an annual basis, 0.75% of the Fund's Class B net assets and a service fee not to exceed, on an annual basis, 0.25% of the Fund's Class B net assets.

     The Distributor offers the Class B shares of the Fund to shareholders of Class B shares of Waddell & Reed Funds, Inc. through its registered representatives and sales managers (sales force). In distributing shares through its sales force, the Distributor may pay commissions and/or incentives to the sales force at or about the time of sale and will incur other expenses including for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Class B Plan and the Agreement contemplate that the Distributor may be compensated for these distribution efforts with respect to Class B shares through the distribution fee. The sales force may be paid continuing compensation based on the value of the Class B shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and the Distributor or its subsidiary, Waddell & Reed Services Company, may also provide services to Class B shareholders through telephonic means and written communications. For the fiscal year ended June 30, 1996, the Fund paid (or accrued) $3,312 to the Distributor as distribution fees and service fees under the Class B Plan. The distribution fees were paid to compensate the Distributor for its expenses relating to sales force compensation, providing prospectuses and sales literature to prospective investors, advertising, sales processing, field office expenses and home office sales management in connection with the distribution of Class B shares of the Fund. The service fees were paid to compensate the Distributor for providing personal services to the Fund's Class B shareholders and for the maintenance of Class B accounts.

     The Plan and Agreement were approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund or of the Distributor and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter the "Plan Directors"). The Plan was also approved by the Distributor as the sole shareholder of the Class B shares of the Fund at the time.

     Among other things, the Plan provides that (i) the Distributor will submit to the Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto are approved by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding Class B shares, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors shall be committed to the discretion of the Plan Directors.

 For the Fund's fiscal year ended June 30, 1996, the Distributor earned deferred sales charges in the amount of $2,980 with respect to the Fund's Class B shares.

Custodial and Auditing Services

     The Fund's Custodian is UMB Bank, n.a., Kansas City, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Fund's independent accountants, audits the Fund's financial statements.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The value of each share of a class of the Fund is the net asset value of the applicable class. The Fund is designed so that the value of each share of each class of the Fund (the net asset value per share) will remain fixed at $1.00 per share except under extraordinary circumstances, although this may not always be possible. This net asset value per share is what you pay for shares and what you receive when you redeem them prior to the application of the contingent deferred sales charge, if any, to Class B shares.

     The net asset value per share is ordinarily computed once each day that the NYSE is open for trading as of the close of the regular session of the NYSE (ordinarily, 4:00 p.m. Eastern time). The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Years Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days.

     The Fund operates under Rule 2a-7 which permits it to value its portfolio on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

     While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund's shares would receive less investment income. The converse would apply in a period of rising interest rates.

     Under Rule 2a-7, the Fund's Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures must include review of the Fund's portfolio holdings by the Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund's net asset value calculated by using available market quotations (see below) deviates from the per share value based on amortized cost.

     For the purpose of determining whether there is any deviation between the value of the Fund's portfolio based on amortized cost and that determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices. If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors, including being valued at prices based on market quotations for investments of similar type, yield and duration.

     Under Rule 2a-7, if the extent of any deviation between the net asset value per share based upon "available market quotations" (see above) and the net asset value per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share using available market quotations.

     The procedures which the Fund's Board of Directors has adopted include changes in the dividends payable by the Fund under specified conditions, as further described under "Taxes" and "Payments to Shareholders." The purpose of this portion of the procedures is to provide for the automatic taking of one of the actions which the Board of Directors might take should it otherwise be required to consider taking appropriate action.

Minimum Initial and Subsequent Investments

     For Class A shares, initial investments must be at least $1,000 with the exceptions described in this paragraph. A $50 minimum initial investment pertains to certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A $25 minimum initial investment pertains to purchases made through payroll deduction for or by employees of Waddell & Reed, Inc., WRIMCO, their affiliates or certain retirement plan accounts. With the exception of automatic withdrawals from a shareholder's bank account, a shareholder may make subsequent investments of any amount. See "Exchanges."

     For Class B shares, initial and subsequent investments must be at least $100. See "Exchanges."

How to Open an Account

     If you are purchasing Class A shares, you can make an initial investment of $1,000 or more in any of the following ways:

     1) By Mail. Complete an application form and mail it to Waddell & Reed, Inc. at the address indicated on the form. Accompany the form with a check, money order, Federal Reserve draft or other negotiable bank draft payable to Waddell & Reed, Inc.

     2) By Wire. (a) Telephone Waddell & Reed, Inc. (toll-free phone number on the inside back cover of the Prospectus) and provide the account registration, address and social security or tax identification number, the amount being wired, the name of the wiring bank and the name and telephone number of the person to be contacted in connection with the order. You will then be provided with an order number; (b) instruct your bank to wire by the Federal Reserve Wire Order System the specified amount, along with the order number and registration to the UMB Bank, n.a.; 101000695, United K.C.; for United Cash Management, Inc.;
(c) complete an application form and mail it to Waddell & Reed, Inc.

     3) Through Broker-dealers. You may, if you wish, purchase your shares through registered broker-dealers, which may charge their customers a fee for this service. There is no such fee for investments made by mail or wire, as described above, or for additional investments made by mail or wire. No such service fee will be charged for shares purchased through Waddell & Reed, Inc.

     If you are purchasing Class B shares, you can make an initial investment of $100 or more only by exchange of your Class B shares of Waddell & Reed Funds, Inc.

How to Make Additional Investments

     You may make additional investments in Class A shares in any amount through broker-dealers as described above or in either of the following ways:

     1) By Mail. Mail a check, money order, Federal Reserve draft or other negotiable bank draft payable to Waddell & Reed, Inc. at P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, accompanied by either (i) the detachable form which accompanies the confirmation of a prior purchase by you, or (ii) a letter stating your account number and registration and stating that you wish the enclosed check, etc. to be used for the purchase of shares of United Cash Management, Inc.

     2) By Wire. Instruct your bank to wire the specified amount along with the account number and registration to the UMB Bank, n.a.; 101000695, United K.C.; for United Cash Management, Inc.

     You may make additional investments of $100 or more in Class B shares only by exchange of your Class B shares of Waddell & Reed Funds, Inc.

     Purchase of the Fund's shares are effective after (i) one of the methods for purchasing the Fund's shares indicated above has been properly completed and
(ii) UMB Bank, n.a. (the "Bank") has Federal funds available to it which are thus available to the Fund for investment. Federal funds are monies of a member bank with the Federal Reserve System held in deposit at a Federal Reserve Bank. They represent immediately available cash. If payment is made by check or otherwise than in Federal funds, it will be necessary to convert investors' payments into Federal funds, and orders for the purchase of the Fund's shares, if accepted by Waddell & Reed, Inc., will become effective on the day Federal funds are received for value by the Bank; this is normally anticipated to be two business days following receipt of payment by Waddell & Reed, Inc. The Fund's shares are issued at their net asset value next determined after the effectiveness of the purchase (i.e., at $1.00 per share except under extraordinary circumstances as described above).

     If you wish to insure that shares will be issued on the same day on which your payment is made so that dividends on these shares will be declared on the next day, you should (i) place your order by wire so that it will be received by the Bank prior to 3:00 p.m. Kansas City time, and (ii) before wiring the order, phone Waddell & Reed, Inc. at the number on the inside back cover of the Prospectus to make sure that the wire order as described above is properly identified.

     Special arrangements may be made by Waddell & Reed, Inc. with other broker-dealers to permit shares ordered by such broker-dealers to be issued on the day of such order. Under these arrangements, the orders, including registration information, must be received by Waddell & Reed, Inc. at its Overland Park, Kansas office prior to 3:00 p.m. Overland Park, Kansas time; and the broker-dealer must guarantee that the Bank will have Federal funds for the purchase price of the shares ordered by at least 11:00 a.m. on the following business day. Such arrangements will not be made on Fridays or on any day that precedes a holiday.

     Waddell & Reed, Inc. has the right not to accept any purchase order for the Fund's shares. Certificates are not normally issued but may be requested for Class A shares. No certificates are issued for Class B shares. Shareholdings are recorded on the Fund's books whether or not a certificate is issued.

Redemptions

     The Prospectus gives information as to expedited and regular redemption procedures. Redemption payments are made within seven days unless delayed because of certain emergency conditions determined by the Securities and Exchange Commission, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

Flexible Withdrawal Service

     If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming shares on an ongoing basis. Applicable forms to start the Service are available through Waddell & Reed, Inc.

     If you own Class A shares, to qualify for the Service you must have invested at least $10,000 in Class A shares which you still own of any of the funds in the United Group; or, you must own Class A shares having a value of at least $10,000. The value for this purpose is the value at the offering price.

     If you own Class B shares, to qualify for the Service you must have invested at least $10,000 in Class B shares which you still own of any of the funds in Waddell & Reed Funds, Inc.; or, you must own Class B shares having a value of at least $10,000.

     You can choose to have your shares redeemed to receive:

     1.  a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage) or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made (or on the prior business day if the 20th is not a business day). Payments are made within five days of the redemption.

     Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of their service.

     If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

     The dividends and distributions on shares you have made available for the Service are paid in additional shares of the Fund of the same class as that with respect to which they were paid. All payments under the Service are made by redeeming shares in your account, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or an income or return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed; you can change to any one of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges

Class A Share Exchanges

     You may exchange Class A shares of the Fund which you have acquired by exchange for Class A shares of one or more other funds in the United Group (whose shares are sold with a sales charge) and any shares received in payment of dividends on those Class A shares of the Fund for Class A shares of any of the other funds in the United Group, without payment of any additional sales charge.

     In addition, you may specify a dollar amount of Class A shares of the Fund to be exchanged each month into Class A shares of any other fund in the United Group. The shares which you designate for exchange into any fund must be worth at least $100 or you must own Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares that you may designate for monthly exchange is $100, which may be allocated among funds in the United Group, provided each fund receives a value of at least $25. A minimum daily balance of $750 is required in order to maintain such automatic exchange privileges.

Class B Share Exchanges

     You may exchange Class B shares for Class B shares of Waddell & Reed Funds, Inc. without charge. You may also have a specific dollar amount of Class B shares of any of the funds of Waddell & Reed Funds, Inc. redeemed and invested in Class B shares of the Fund. The Class B shares that you designate for exchange must be worth at least $100. The exchange will be made at the net asset values next determined after receipt and acceptance of your written request. When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange.

     The redemption of Class B shares of the Fund as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of Class B shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

General Exchange Information

     When you exchange shares, the total shares you receive will have the same aggregate net asset value as the shares you exchange. The relative values are those next figured after your exchange request is received in good order.

     These exchange rights and other exchange rights concerning other funds in the United Group or Waddell & Reed Funds, Inc. can in most instances be eliminated or modified at any time and any such exchange may not be accepted.

Retirement Plans

     As described in the Prospectus, your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers prototype documents for the following retirement plans. All of these plans involve investment in shares of the Fund (or shares of certain other funds in the United Group or Waddell & Reed Funds, Inc.).

     Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under an IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000. For tax years after 1996, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year even if one spouse had no earned income. The contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels.

     An investor may also use an IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to an IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

     Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation or $24,000, whichever is less, per year for each employee.

     Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

     457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

     TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

     401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

     More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Mandatory Redemption of Certain Small Accounts

     The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board intends to compel redemptions of accounts, except for retirement plan accounts, in which the total net asset value is less than $250. Shareholders have 60 days from the date on which the net asset value falls below $250 to bring the net asset value above $250 in order to avoid mandatory redemption. A shareholder may also avoid mandatory redemption by initiating a transaction which either increases or decreases the net asset value of the account. A dividend payment does not constitute a shareholder initiated transaction for the purpose of avoiding mandatory redemption.

                             DIRECTORS AND OFFICERS

     The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors.

     The principal occupation during at least the past five years of each Director and officer is given below. Each of the persons listed through and including Mr. Wise is a member of the Fund's Board of Directors. The other persons are officers but not Board members. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.

RONALD K. RICHEY*
2001 Third Avenue South
Birmingham, Alabama  35233
     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors of Waddell & Reed Financial Services, Inc., United Investors Management Company and United Investors Life Insurance Company; Chairman of the Board of Directors and Chief Executive Officer of Torchmark Corporation; Chairman of the Board of Directors of Vesta Insurance Group, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed, Inc. Father of Linda Graves, Director of the Fund and each of the other funds in the Fund Complex. Date of birth: June 16, 1926.

KEITH A. TUCKER*
     President of the Fund and each of the other funds in the Fund Complex; President, Chief Executive Officer and Director of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc., Waddell & Reed Services Company, Waddell & Reed Asset Management Company and Torchmark Distributors, Inc., an affiliate of Waddell & Reed, Inc.; Vice Chairman of the Board of Directors, Chief Executive Officer and President of United Investors Management Company; Vice Chairman of the Board of Directors of Torchmark Corporation; Director of Southwestern Life Corporation; formerly, partner in Trivest, a private investment concern; formerly, Director of Atlantis Group, Inc., a diversified company. Date of birth: February 11, 1945.

HENRY L. BELLMON
Route 1
P. O. Box 26
Red Rock, Oklahoma  74651
     Rancher; Professor, Oklahoma State University; formerly, Governor of Oklahoma. Date of birth: September 3, 1921.

DODDS I. BUCHANAN
905 13th Street
Boulder, Colorado  80302
     Advisory Director, The Hand Companies, an actuarial consulting company; President, Buchanan Ranch Corporation; formerly, Professor and Chairman of Marketing, College of Business, University of Colorado. Date of birth: April 18, 1931.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
     Dean and Professor of Law, Washburn University School of Law. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
     Director and consultant, McDougal Construction Company; formerly Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

LINDA GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
     First Lady of Kansas; formerly, partner, Levy and Craig, P.C., a law firm. Daughter of Ronald K. Richey, Chairman of the Board of the Fund and each of the other funds in the Fund Complex. Date of birth: July 29, 1953.

JOHN F. HAYES*
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; Director of Central Kansas Bankshares; Director of Central Properties, Inc.; Chairman, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth: December 11, 1919.

GLENDON E. JOHNSON
7300 Corporate Center Drive
P. O. Box 020270
Miami, Florida  33126-1208
     Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
     Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, United Investors Management Company and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc. Date of birth: April 27, 1928.

WILLIAM L. ROGERS
1999 Avenue of the Stars
Los Angeles, California  90067
     Principal, Colony Capital, Inc., a real estate related investment company; formerly, partner in Trivest, a private investment concern. Date of birth:
September 8, 1946.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
     Partner, Polsinelli, White, Vardeman & Shalton, a law firm.  Date of birth:
April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri 64113
     Chancellor, University of Missouri-Kansas City; formerly, Interim Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.  Date of birth:  August 7, 1935.

PAUL S. WISE
P. O. Box 5248
8648 Silver Saddle Drive
Carefree, Arizona  85377
     Director of Potash Corporation of Saskatchewan.  Date of birth:  July 16,
1920.

Robert L. Hechler
     Vice President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Operations Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Asset Management Company; President, Director and Treasurer of Waddell & Reed Services Company; Vice President, Treasurer and Director of Torchmark Distributors, Inc. Date of birth: November 12, 1936.

Henry J. Herrmann
     Vice President of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO and Waddell & Reed Asset Management Company; Senior Vice President and Chief Investment Officer of United Investors Management Company. Date of birth: December 8, 1942.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

Sharon K. Pappas
     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Director, Senior Vice President, Secretary and General Counsel of Waddell & Reed Services Company; Director, Secretary and General Counsel of Waddell & Reed Asset Management Company; Vice President, Secretary and General Counsel of Torchmark Distributors, Inc.; formerly, Assistant General Counsel of WRIMCO, Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc., Waddell & Reed Asset Management Company and Waddell & Reed Services Company. Date of birth:
February 9, 1959.

John M. Holliday
     Vice President of the Fund and nine other funds in the Fund Complex; Senior Vice President of WRIMCO; Senior Vice President of Waddell & Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc.
Date of birth:  June 11, 1935.

Richard Poettgen
     Vice President of the Fund and one other fund in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed, Inc. Date of birth: February 4, 1933.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     As of the date of this SAI, six of the Fund's Directors may be deemed to be "interested persons," as defined in the 1940 Act, of its underwriter, Waddell & Reed, Inc., or of WRIMCO. The Directors who may be deemed to be interested persons are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 75 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he has no authority or responsibility with respect to management of the Fund. Messrs. Doyle Patterson and Jay B. Dillingham retired as Directors of the Fund and of each of the funds in the Fund Complex effective January 1, 1997 and January 14, 1997, respectively, and each has elected a position as Director Emeritus.
During the Fund's fiscal year ended June 30, 1996, Mr. Patterson received total compensation for his service as a Director of $47,000 from the Fund Complex and the Fund and aggregate compensation from the Fund of $1,244. During the Fund's fiscal year ended June 30, 1996, Mr. Dillingham received total compensation for his service as a Director of $47,000 from the Fund Complex and the Fund and aggregate compensation from the Fund of $1,244.

     The funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $44,000 per year, plus $1,000 for each meeting of the Board of Directors attended (prior to April 1, 1996, the funds in the United Group (with the exception of United Asset Strategy Fund, Inc.), TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. paid to each Director a fee of $40,000 per year plus $1,000 for each meeting of the Board of Directors attended) and $500 for each committee meeting attended which is not in conjunction with a Board of Directors' meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size.

     During the Fund's fiscal year ended June 30, 1996, the Fund's Directors received the following fees for service as a director:

                               COMPENSATION TABLE

                                          Total
                         Aggregate     Compensation
                        Compensation    From Fund
                            From         and Fund
Director                    Fund         Complex*
--------                ------------   ------------
Ronald K. Richey          $    0        $     0
Keith A Tucker                 0              0
Henry L. Bellmon           1,244         47,000
Dodds I. Buchanan          1,244         47,000
Linda Graves                 954         36,000
John F. Hayes              1,244         47,000
Glendon E. Johnson         1,244         47,000
William T. Morgan          1,244         47,000
Eleanor B. Schwartz          927         35,000
Frederick Vogel III        1,244         47,000
Paul S. Wise               1,112         47,000

*No pension or retirement benefits have been accrued as a part of Fund expenses.

     Messrs. Rogers and Ross were elected as Directors on October 16, 1996. Messrs. Concannon and Dillingham were elected as Directors on July 24, 1997. The officers are paid by Waddell & Reed, Inc. or its affiliates.

Shareholdings

     As of June 30, 1997, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. As of such date no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares.

                            PAYMENTS TO SHAREHOLDERS

General

     There are two sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the interest and earned discount on the securities the Fund holds, less expenses (which will vary by class) and amortization of any premium. The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains are expected to be short-term capital gains.

     On each day, including a Saturday, Sunday or other holiday, a dividend of all of the net investment income and realized net capital gains of a class will be declared. The shares whose holders are entitled to receive dividends are those held on the Fund's books at the close of business on the prior day and for which federal funds have been received by the Fund. See "How to Open An Account" for information on when shares are issued.

     Under the procedures that the Fund's Board of Directors has adopted relating to "amortized cost" valuation, the calculation of the daily dividend of a class will change from that indicated above under certain circumstances. If on any day there is a deviation of .3 of 1% or more between the net asset value of a share of a class of the Fund computed on the amortized cost basis and that computed on an available market price basis, the amount of the deviation will be added to or subtracted from the dividend for that class for that day if necessary to reduce the per-share value to within .3 of 1% of $1.00.

     If on any day there is insufficient net income to absorb any such reduction, the Fund's Board of Directors would be required under Rule 2a-7 to consider taking other action if the deviation after eliminating the dividend for that day exceeds one-half of 1%. See "Determination of Offering Price." One of the actions that the Board of Directors might take could be the elimination or reduction of dividends for more than one day.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were declared. You can change your instructions at any time. If you give no instructions, your dividends and distributions (if any) will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in shares are at net asset value. The net asset value used for this purpose is that computed as of the payment date for the dividend, although this could be changed by the Board of Directors.

     Even if you get dividends and distributions in cash, you can thereafter reinvest them (or distributions only) in shares of the Fund of the same Class as that with respect to which they were paid at net asset value next determined after receipt by Waddell & Reed, Inc., of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                     TAXES

General

     In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- (i) options, futures contracts or forward contracts (other than those on foreign currencies) or (ii) foreign currencies (or options, futures contracts or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or in options and futures contracts with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, Government Securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and
(4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than Government Securities or the securities of other RICs) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked price. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The Fund has not effected transactions through brokers and does not anticipate doing so. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account.

     To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage brokers-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to achieve "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO is expected to allocate orders to brokers or dealers consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers or dealers which provide research services and other services including pricing or quotation services directly or through others ("services"). If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer which has provided such services considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO or its affiliates have investment discretion.

     Subject to the foregoing considerations, WRIMCO may also consider sales of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO or its affiliates.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and its affiliates and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the instance of a broker or dealer) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

     As of June 30, 1996, the Fund owned Merrill Lynch and Co., Inc. debt securities in the aggregate amount of $14,000,000. Merrill Lynch & Co., Inc. is a regular broker of the Fund.

     The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

Buying and Selling With Other Funds

     The Fund and one or more of the other funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. or accounts over which Waddell & Reed Asset Management Company exercises investment discretion frequently buy or sell the same securities at the same time. If this happens, the amount of each purchase or sale is divided. This is done on the basis of the amount of securities each fund or account wanted to buy or sell. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available.

                               OTHER INFORMATION

The Shares of the Fund

     The Fund offers two classes of shares: Class A and Class B. Prior to September 5, 1995, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Each class represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class B shares are subject to a contingent deferred sales charge and to an ongoing distribution and service fee; Class B shares that have been held by a shareholder for eight years will convert automatically to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative net asset values of the two classes; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two classes, dividends and liquidation proceeds of Class B shares are expected to be lower than for Class A shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

                                   APPENDIX A

     The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

                          DESCRIPTION OF BOND RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. A Standard & Poor's ("S&P") corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The top three rating categories of S&P are described below:

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. ("MIS") rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                          DESCRIPTION OF NOTE RATINGS

     Standard and Poor's, a division of The McGraw-Hill Companies, Inc. A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

   --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note). --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

     The note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest.  Issues determined to possess very strong characteristics are given a plus (+) designation. SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     SP-3 Speculative capacity to pay principal and interest.

     Moody's Investors Service, Inc. MIS ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Standard & Poor's, a division of The McGraw Hill Companies, Inc. commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1.

     Moody's Investors Service, Inc. commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

BANK OBLIGATIONS
Certificates of Deposit
 Domestic - 2.00%
 Bankers Trust New York Corp.,
   5.47%, 1-7-97 .........................   $10,000 $  9,997,530

 Yankee - 8.41%
 Banque Nationale de Paris,
   5.31%, 3-6-97 .........................    10,000   10,000,000
 Creditanstalt - Bankverein,
   5.38%, 3-7-97 .........................    10,000   10,000,000
 Deutsche Bank AG - New York,
   5.71%, 11-7-97 ........................    10,000   10,000,000
 Societe Generale - New York,
   5.3%, 2-21-97 .........................    12,000   12,000,000
   Total .................................             42,000,000

Total Certificates of Deposit - 10.41%                 51,997,530

Notes - 7.88%
 Capital One Funding Corporation, Series
   1996 A (Bank One, Kentucky, NA),
   5.84%, 1-2-97 .........................    13,351   13,351,000
 Comerica Bank,
   5.5855%, 2-14-97.......................    12,000   12,000,000
 PNC Bank, N.A.,
   5.5037%, 1-13-97 ......................    14,000   13,995,738
   Total .................................             39,346,738

TOTAL BANK OBLIGATIONS - 18.29%                      $ 91,344,268
 (Cost: $91,344,268)

CORPORATE OBLIGATIONS
Commercial Paper
 Chemicals and Allied Products - 2.00%
 BOC Group PLC (The),
   5.43%, 1-13-97 ........................    10,000    9,981,900

 Communication - 2.46%
 Bell Atlantic Financial Services Inc.:
   5.33%, 1-24-97.........................       800      797,276
   5.8%, 1-24-97..........................     7,315    7,287,894
   5.53%, 1-29-97.........................     1,000      995,699
 GTE Florida Inc.,
   6.0%, 1-14-97 .........................     3,200    3,193,067
   Total .................................             12,273,936


                See Notes to Schedule of Investments on page 53.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Electric, Gas and Sanitary Services - 4.80%
 Duke Power Co.,
   6.85%, 1-2-97 .........................   $ 5,000 $  4,999,049
 Michigan Consolidated Gas Co.,
   5.41%, 1-10-97 ........................    10,000    9,986,475
 Questar Corp.:
   6.75%, 1-2-97 .........................     5,000    4,999,063
   5.65%, 1-28-97 ........................     4,000    3,983,050
   Total .................................             23,967,637

 Food and Kindred Products - 0.56%
 General Mills, Inc.,
   Master Note ...........................     2,796    2,796,000

 Insurance Carriers - 1.19%
 Transamerica Finance Corporation,
   5.38%, 2-7-97 .........................     6,000    5,966,823

 Metal Mining - 1.07%
 BHP Finance (USA) Inc.:
   5.35%, 1-23-97 ........................       460      458,496
   5.35%, 1-28-97 ........................     4,905    4,885,318
   Total  ................................              5,343,814

 Nondepository Institutions - 4.99%
 Associates Corporation of North America,
   5.31%, 1-13-97 ........................    10,000    9,982,300
 Island Finance Puerto Rico Inc.,
   5.55%, 1-31-97 ........................     5,000    4,976,875
 Penney (J.C.) Funding Corp.,
   5.4%, 2-7-97 ..........................    10,000    9,944,500
   Total .................................             24,903,675

 Personal Services - 2.99%
 Block Financial Corp.:
   5.43%, 1-22-97 ........................     5,000    4,984,162
   5.55%, 1-27-97 ........................    10,000    9,959,917
   Total .................................             14,944,079

 Textile Mill Products - 0.20%
 Sara Lee Corporation,
   Master Note ...........................     1,011    1,011,000


                See Notes to Schedule of Investments on page 53.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Transportation Equipment - 3.48%
 Echlin, Inc.:
   5.4%, 2-3-97 ..........................   $ 6,500 $  6,467,825
   5.55%, 2-18-97 ........................    11,000   10,918,600
   Total .................................             17,386,425

Total Commercial Paper - 23.74%                       118,575,289

Notes
 Auto Repair, Services and Parking - 2.60%
 PHH Corporation,
   5.8105%, 3-26-97 ......................    13,000   12,998,244

 Insurance Carriers - 1.01%
 Transamerica Finance Corp.,
   6.75%, 8-15-97 ........................     5,000    5,025,841

 Nondepository Institutions - 7.01%
 American General Finance Corp.,
   5.8%, 4-1-97 ..........................    10,000    9,993,192
 Caterpillar Financial Services Corp.,
   5.9585%, 1-28-97 ......................    13,000   13,000,000
 Deere (John) Capital Corp.,
   5.95%, 6-30-97 ........................    12,000   11,993,700
   Total .................................             34,986,892

 Security and Commodity Brokers - 2.80%
 Merrill Lynch & Co., Inc.,
   5.6541%, 5-29-97 ......................    14,000   14,000,000

Total Notes - 13.42%                                   67,010,977

TOTAL CORPORATE OBLIGATIONS - 37.16%                 $185,586,266
 (Cost: $185,586,266)


                See Notes to Schedule of Investments on page 53.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS
California - 9.79%
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds (Shell Martinez Refining
   Company Project), Series 1996 (Taxable),
   5.52%, 1-2-97 .........................   $15,000 $ 15,000,000
 City of Anaheim, California, Certificates
   of Participation (1993 Arena Financing
   Project), Municipal Adjustable Rate
   Taxable Securities (Credit Suisse),
   5.56%, 5-1-97 .........................    15,000   15,000,000
 Oakland-Alameda County Coliseum Lease Revenue
   Bonds (Oakland Coliseum Project), 1995 Series
   B-1 (Canadian Imperial Bank of Commerce),
   5.42%, 1-3-97 .........................    14,000   14,000,000
 Community Redevelopment Agency of the City of
   Visalia, California, East Visalia Redevelopment
   Project, Variable Interest Short Term Adjustable
   Securities (National Westminster Bank PLC, San
   Francisco Overseas Branch),
   5.764%, 1-2-97 ........................     4,895    4,895,000
   Total .................................             48,895,000

Indiana - 1.00%
 City of Whiting, Indiana, Industrial Sewage
   and Solid Waste Disposal Revenue Bonds (Amoco
   Oil Company Project), Taxable Series 1995,
   5.43%, 1-9-97 .........................     5,000    5,000,000

Kentucky - 0.50%
 City of Bardstown, Kentucky, Taxable Variable
   Rate Demand Industrial Revenue Bonds, Series 1994
   (R.J. Tower Corporation Project), (Comerica Bank),
   5.82%, 1-2-97 .........................     2,500    2,500,000

Louisiana - 3.22%
 Industrial District No. 3 of the Parish
   of West Baton Rouge, State of Louisiana,
   Variable Rate Demand Revenue Bonds (The
   Dow Chemical Company Project),
   Series 1995 (Taxable):
   5.41%, 1-3-97 .........................     6,100    6,100,000
   5.45%, 1-17-97 ........................    10,000   10,000,000
   Total .................................             16,100,000


                See Notes to Schedule of Investments on page 53.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
Michigan - 0.37%
 Crystal Enterprises, Inc., Crystal Mountain Resort,
   Taxable Variable Rate Demand Notes, Series 1995
   (NBD Bank),
   5.82%, 1-2-97 .........................   $ 1,855 $  1,855,000

Missouri - 0.27%
 The Industrial Development Authority
   of the County of St. Louis,
   Missouri, Series 1991B (Citibank
   of New York),
   6.2891%, 1-2-97 .......................     1,335    1,335,000

New York - 6.67%
 Health Insurance Plan of Greater New York
   (Morgan Guaranty Trust Company of New York),
   5.8%, 1-1-97 ..........................    21,500   21,500,000
 The City of New York, General Obligation Bonds,
   Fiscal 1995 Series B, Taxable Adjustable Rate
   Bonds (Bayerische Landesbank Girozentrale,
   New York Branch),
   5.58%, 1-15-97 ........................     8,000    8,000,000
 Town of Hempstead, Industrial Development Agency,
   Variable Rate Demand Taxable Industrial Development
   Revenue Bonds, Series 1996 (1500 Hempstead TPK,
   LLC Facility), (The Bank of New York),
   5.814%, 1-2-97 ........................     3,800    3,800,000
   Total .................................             33,300,000

Ohio - 0.98%
 City of Cleveland, Ohio, Subordinated Income Tax,
   Variable Rate Refunding Bonds, Series 1994,
   (Union Bank of Switzerland, New York Branch and
   Credit Suisse, New York Branch),
   5.56%, 2-4-97 .........................     4,900    4,900,000


                See Notes to Schedule of Investments on page 53.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
Pennsylvania - 2.04%
 Berks County Industrial Development Authority
   (Commercial Facilities Project), Series
   B of 1995 (Meridian Bank),
   5.75%, 1-1-97 .........................   $ 5,230 $  5,230,000
 Philadelphia Authority for Industrial Development,
   Variable/Fixed Rate Federally Taxable
   Economic Development Bonds (Mothers Work,
   Inc.), Series of 1995 (Meridian Bank),
   5.75%, 1-1-97 .........................     3,915    3,915,000
 Montgomery County Industrial Development
   Authority, Taxable Fixed Rate/Variable
   Rate Demand Revenue Bonds (410 Horsham
   Associates Project), Series of 1995
   (Meridian Bank),
   5.75%, 1-1-97 .........................     1,050    1,050,000
   Total .................................             10,195,000

South Dakota - 2.37%
 Central Plains Clinic Ltd., Floating Rate
   Taxable Bonds, Series 1996 (Cooperatieve
   Centrale Raiffeisen-Borenleenbank B.A.,
   "Rabobank Nederland", New York Branch),
   5.55%, 1-21-97 ........................    11,850   11,850,000

Texas - 6.25%
 Metrocrest Hospital Authority, Series 1989A
   (The Bank of New York),
   5.4059%, 3-3-97 .......................    15,000   14,862,599
 Gulf Coast Waste Disposal Authority, Pollution
   Control Revenue Bonds (Amoco Oil Company
   Project), Taxable Series 1995,
   5.4%, 1-21-97 .........................    10,000   10,000,000
 Lower Neches Valley Authority, Industrial
   Development Corporation (Texas), Variable
   Rate Sewage Facilities Revenue Bonds,
   Series 1995A (Taxable) (Mobil Oil Refining
   Corporation Project),
   5.4%, 1-21-97 .........................     6,340    6,340,000
   Total .................................             31,202,599

TOTAL MUNICIPAL OBLIGATIONS - 33.46%                 $167,132,599
 (Cost: $167,132,599)


                See Notes to Schedule of Investments on page 53.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT OBLIGATIONS
 Federal Home Loan Banks,
   5.82%, 11-6-97 ........................   $ 3,000 $  3,000,221
 Federal National Mortgage Association,
   5.15%, 6-20-97.........................    10,000    9,995,400
 Student Loan Marketing Association,
   5.52%, 1-7-97..........................    15,000   15,000,000

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS - 5.61%   $ 27,995,621
 (Cost: $27,995,621)

TOTAL INVESTMENT SECURITIES - 94.52%                 $472,058,754
 (Cost: $472,058,754)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 5.48%      27,380,043

NET ASSETS - 100.00%                                 $499,438,797


Notes to Schedule of Investments

Cost of investments owned is the same as that used for Federal income tax purposes.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

UNITED CASH MANAGEMENT, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

Assets
 Investment securities - at value (Note 1)  ........ $472,058,754
 Cash   ............................................      301,224
 Receivables:
   Fund shares sold ................................   32,399,610
   Interest ........................................    3,507,863
 Prepaid insurance premium  ........................       19,572
                                                     ------------
    Total assets  ..................................  508,287,023
                                                     ------------
Liabilities
 Payable for Fund shares redeemed  .................    8,610,479
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................      167,065
 Dividends payable  ................................        8,573
 Accrued accounting services fee (Note 2)  .........        5,000
 Accrued service fee (Note 2)  .....................        1,096
 Other  ............................................       56,013
                                                     ------------
    Total liabilities  .............................    8,848,226
                                                     ------------
      Total net assets ............................. $499,438,797
                                                     ============
Net Assets
 $0.01 par value capital stock, authorized -- 5,000,000,000;
   Class A shares outstanding -- 497,613,063;
   Class B shares outstanding -- 1,825,734
   Capital stock ................................... $  4,994,388
   Additional paid-in capital ......................  494,444,409
                                                     ------------
    Net assets applicable to outstanding
      units of capital ............................. $499,438,797
                                                     ============
Net asset value, redemption and offering price
 per share for Class A and Class B  ................        $1.00
                                                            =====


                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended DECEMBER 31, 1996

Investment Income
 Interest (Note 1B)  ...............................  $12,642,850
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................      927,083
   Transfer agency and dividend disbursing -
    Class A ........................................      879,381
   Custodian fees ..................................       39,231
   Accounting services fee .........................       30,000
   Legal fees ......................................       20,287
   Audit fees ......................................        9,604
   Distribution fee - Class B ......................        5,541
   Service fee - Class B ...........................        1,517
   Shareholder servicing fee - Class B .............          841
   Other ...........................................      178,706
                                                      -----------
    Total expenses  ................................    2,092,191
                                                      -----------
      Net investment income ........................   10,550,659
                                                      -----------
       Net increase in net assets resulting
         from operations ...........................  $10,550,659
                                                      ===========


                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                           For the      For the
                                         six months   fiscal year
                                            ended        ended
                                        December 31,   June 30,
                                            1996         1996
                                        ------------  -----------
Increase in Net Assets
 Operations:
   Net investment income ..............$ 10,550,659   $20,127,724
                                       ------------  ------------
    Net increase in net assets
      resulting from operations .......  10,550,659    20,127,724
                                       ------------  ------------
 Dividends to shareholders
   from net investment income:*
   Class A                              (10,521,461)  (20,115,214)
   Class B                                  (29,198)      (12,510)
                                       ------------  ------------
                                        (10,550,659)  (20,127,724)
                                       ------------  ------------
 Capital share transactions:**
   Proceeds from sale of shares:
    Class A  ..........................1,467,373,2082,162,044,174
    Class B  ..........................   2,050,473     1,209,660
   Proceeds from reinvestment
    of dividends:
    Class A  ..........................  10,328,304    19,534,491
    Class B  ..........................      27,767        11,555
   Payments for shares redeemed:
    Class A  ..........................(1,382,097,352)(2,148,369,622)
    Class B  ..........................    (882,601)     (591,120)
                                       ------------  ------------
    Net increase in net assets
      resulting from capital
      share transactions ..............  96,799,799    33,839,138
                                       ------------  ------------
      Total increase ..................  96,799,799    33,839,138

Net Assets
 Beginning of period  ................. 402,638,998   368,799,860
                                       ------------  ------------
 End of period  .......................$499,438,797  $402,638,998
                                       ============  ============
   Undistributed net investment
    income  ...........................        $---          $---
                                               ====          ====

   *See "Financial Highlights" on pages 57 - 58.

  **The number of shares transacted during the periods corresponds to the amounts included in this statement because shares are recorded at $1.00 per share.

                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the
                        six
                     months    For the fiscal year ended June 30,
                      ended    ----------------------------------
                   12/31/96    1996   1995    1994   1993    1992
                   --------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
                      ------  ------  ------  ------  ------  ------
Net investment
 income  ...........   0.0234  0.0487  0.0465  0.0252  0.0251  0.0434
Less dividends
 declared  .........  (0.0234)(0.0487)(0.0465)(0.0252)(0.0251)(0.0434)
                      ------  ------  ------  ------  ------  ------
Net asset value,
 end of period  ....  $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
                     ======= ======= ======= ======= ======= =======
Total return........   2.38%   5.01%   4.74%   2.55%   2.57%   4.41%
Net assets, end of
 period (000
 omitted)  .........$497,613$402,009$368,800$316,920$350,624$448,127
Ratio of expenses to
 average net
 assets  ...........   0.91%*  0.91%   0.97%   1.04%   1.06%   0.99%
Ratio of net
 investment income
 to average net
 assets  ...........   4.60%*  4.89%   4.68%   2.51%   2.56%   4.36%

*Annualized.

                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                    For the        For the
                        six         period
                     months        from 9/5/95*
                      ended        through
                   12/31/96        6/30/96
                   --------        --------
Net asset value,
 beginning of
 period  ...........  $1.00           $1.00
                      ------          ------
Net investment
 income  ...........   0.0201          0.0312
Less dividends
 declared  .........  (0.0201)        (0.0312)
                      ------          ------
Net asset value,
 end of period  ....  $1.00           $1.00
                     =======         =======
Total return........   2.04%           3.15%
Net assets, end of
 period (000
 omitted)  .........  $1,826            $630
Ratio of expenses to
 average net
 assets  ...........   1.51%**         1.88%**
Ratio of net
 investment income
 to average net
 assets  ...........   4.00%**         3.76%**

 *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

NOTE 1 -- Significant Accounting Policies

     United Cash Management, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek maximum current income to the extent consistent with stability of principal by investing in a portfolio of money market instruments meeting specified quality standards. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- The Fund invests only in money market securities with maturities or irrevocable put options within one year. The Fund uses the amortized cost method of security valuation which is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses, if any, are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, no provision has been made for Federal income taxes.

D. Dividends to shareholders -- All of the Fund's net income is declared and recorded by the Fund as dividends on each day to shareholders of record at the time of the previous determination of net asset value. Dividends are declared from the total of net investment income, plus or minus realized gains or losses on portfolio securities. Since the Fund does not expect to realize any long-term capital gains, it does not expect to pay any capital gains distributions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $15.1 billion of combined net assets at December 31, 1996) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion,
 .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level            Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10         $      0
           From $   10 to $   25         $ 10,000
           From $   25 to $   50         $ 20,000
           From $   50 to $  100         $ 30,000
           From $  100 to $  200         $ 40,000
           From $  200 to $  350         $ 50,000
           From $  350 to $  550         $ 60,000
           From $  550 to $  750         $ 70,000
           From $  750 to $1,000         $ 85,000
                $1,000 and Over          $100,000

     The Fund also pays WARSCO a monthly per account charge of $1.75 for each shareholder account which was in existence at any time during the prior month and $0.75 for each shareholder check it processed. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     The Fund has adopted a 12b-1 plan for Class B shares under which W&R, principal underwriter and sole distributor of the Fund's shares, is compensated in an amount calculated and payable daily up to 1% annually of the Fund's average daily net assets for Class B shares. This fee consists of two elements:
(i) up to 0.75% may be paid to the Distributor (W&R) for distribution services and distribution expenses including commissions paid by the Distributor to its sales representatives and managers and (ii) up to 0.25% may be paid to reimburse the Distributor for continuing payments made to the Distributor's representatives and managers, its administrative costs in overseeing these payments, and the expenses of WARSCO in providing certain personal services to shareholders. During the period ended December 31, 1996, the Distributor received $7,058 in 12b-1 payments. During this same period W&R paid no sales commissions.

     A contingent deferred sales charge may be assessed against a shareholder's redemption amount of Class B shares and paid to the Distributor, W&R. The purpose of the deferred sales charge is to compensate the Distributor for the costs incurred by the Distributor in connection with the sale of a Fund's shares. The amount of the deferred sales charge will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the calendar year of investment and the first full calendar year after the calendar year of investment, 3%; the second full calendar year, 2%; the third full calendar year, 1%; and thereafter, 0%. All investments made during a calendar year shall be deemed as a single investment during the calendar year for purposes of calculating the deferred sales charge. The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended December 31, 1996, the Distributor received $9,494 in deferred sales charges.

     The Fund paid Directors' fees of $8,677.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Commencement of Multiclass Operations

     On September 5, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class B, each of which has equal rights as to assets and voting privileges. Class A shares are not subject to a sales charge on purchases or a contingent deferred sales charge on redemption; they are not subject to a Rule 12b-1 Service Plan. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income and non-class specific expenses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Cash Management, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Cash Management, Inc., as of December 31, 1996, the related statements of operations and changes in net assets for the six-month period then ended, and the financial highlights for the six-month period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.
The financial statements and the financial highlights of the Fund for each of the periods in the five-year period ended June 30, 1996 were audited by other auditors whose report, dated August 5, 1996, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Cash Management, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the six-month period then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
February 7, 1997

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

BANK OBLIGATIONS
Certificates of Deposit - 7.95%
 Yankee
 Banque Nationale de Paris,
   5.31%, 3-6-97 .........................   $10,000  $10,000,000
 Creditanstalt - Bankverein,
   5.38%, 3-7-97 .........................    10,000   10,000,000
 Societe Generale - New York,
   5.3%, 2-21-97 .........................    12,000   12,000,000
   Total .................................             32,000,000

Commercial Paper (backed by irrevocable
 bank letter of credit) - 4.46%
 Banco Nacional de Mexico S.A.
   (Barclays Bank PLC),
   5.12%, 7-24-96 ........................     5,000    4,983,645
 Nacional Financiera, S.N.C., Grand
   Cayman Branch (Societe Generale),
   5.33%, 7-29-96 ........................     5,000    4,979,272
 Petroleo Brasileiro S.A. - Petrobras
   (Barclays Bank PLC),
   5.24%, 7-9-96 .........................     8,000    7,990,685
   Total .................................             17,953,602

Notes - 10.56%
 Abbey National Treasury Services plc,
   7.8%, 12-16-96 ........................     3,000    3,029,753
 Capital One Funding Corporation
   (Bank One, Kentucky, NA),
   5.5%, 7-5-96 ..........................    13,500   13,500,000
 Comerica Bank,
   5.4605%, 7-15-96 ......................    12,000   12,000,000
 PNC Bank, N.A.,
   5.3992%, 7-22-96 ......................    14,000   13,997,442
   Total .................................             42,527,195

TOTAL BANK OBLIGATIONS - 22.97%                       $92,480,797
 (Cost: $92,480,797)

CORPORATE OBLIGATIONS
Commercial Paper
 Chemicals and Allied Products - 5.15%
 Hercules Inc.:
   5.3%, 7-23-96 .........................     7,000    6,977,328
   5.34%, 8-14-96 ........................     4,822    4,790,529
 PPG Industries Inc.,
   5.33%, 7-11-96 ........................     9,000    8,986,675
   Total .................................             20,754,532


                See Notes to Schedule of Investments on page 68.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1996
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Electric, Gas, and Sanitary Services - 3.29%
 Idaho Power Co.:
   5.36%, 7-22-96 ........................   $ 4,800  $ 4,784,992
   5.4%, 7-30-96 .........................     4,492    4,472,460
 Pacificorp,
   5.3%, 7-16-96 .........................     4,000    3,991,167
   Total .................................             13,248,619

 Electronic and Other Electric Equipment - 3.91%
 Sony Capital Corp.,
   5.3%, 7-19-96 .........................     3,300    3,291,255
 TDK (USA) Corp.:
   5.32%, 7-17-96 ........................    10,470   10,445,244
   5.35%, 7-17-96 ........................     2,000    1,995,244
   Total .................................             15,731,743

 Forestry - 1.50%
 Weyerhaeuser Co.,
   5.3%, 7-2-96 ..........................     6,060    6,059,108

 Insurance Carriers - 3.12%
 Safeco Credit Company, Inc.,
   5.37%, 8-19-96 ........................     2,600    2,580,996
 Transamerica Finance Corporation,
   5.32%, 7-15-96 ........................    10,000    9,979,311
   Total .................................             12,560,307

 Nondepository Institutions - 2.01%
 Associates Corporation of North America,
   5.36%, 7-29-96 ........................     7,800    7,767,483
 Island Finance Puerto Rico Inc.,
   5.31%, 7-9-96 .........................       310      309,634
   Total .................................              8,077,117

 Petroleum and Coal Products - 3.48%
 Amoco Corporation:
   5.35%, 7-8-96 .........................     5,000    5,000,000
   5.48%, 7-25-96 ........................     9,000    9,000,000
   Total .................................             14,000,000

 Printing and Publishing - 1.86%
 American Greetings Corp.,
   5.35%, 7-10-96 ........................     7,500    7,489,969

 Tobacco Products - 1.99%
 B.A.T. Capital Corp.:
   5.3%, 7-3-96 ..........................     7,000    6,997,939
   5.37%, 7-23-96 ........................     1,000      996,718
   Total .................................              7,994,657


                See Notes to Schedule of Investments on page 68.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Transportation Equipment - 2.48%
 Echlin, Inc.,
   5.35%, 7-8-96 .........................   $10,000 $  9,989,597

Total Commercial Paper - 28.79%                       115,905,649

Commercial Paper (backed by irrevocable
 bank letter of credit)
 Electric, Gas, and Sanitary Services - 2.40%
 CommEd Fuel Co. Inc. (First National
   Bank of Chicago),
   5.29%, 7-23-96 ........................     9,682    9,650,700

 Hotels and Other Lodging Places - 1.23%
 Accor (Banque Nationale de Paris),
   5.3%, 8-1-96 ..........................     5,000    4,977,181

Total Commercial Paper (backed by
   irrevocable bank letter of credit)- 3.63%           14,627,881

Notes
 Auto Repair, Services, and Parking - 3.23%
 PHH Corporation,
   5.4451%, 7-26-96 ......................    13,000   12,994,398

 Communication - 3.72%
 AT&T Capital Corp.:
   6.29%, 7-5-96 .........................    10,000   10,000,447
   5.5344%, 7-18-96 ......................     5,000    5,000,739
   Total .................................             15,001,186

 Food and Kindred Products - 1.29%
 Grand Metropolitan Investment Corporation,
   8.125%, 8-15-96 .......................     5,200    5,213,725

 Nondepository Institutions - 1.62%
 American Express Credit Corp.,
   7.875%, 12-1-96 .......................     1,500    1,514,805
 Associates Corporation of North America:
   6.02%, 8-19-96 ........................     4,000    4,002,909
   4.625%, 11-30-96 ......................     1,000      996,520
   Total..................................              6,514,234


                See Notes to Schedule of Investments on page 68.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Notes (Continued)
 Security and Commodity Brokers - 3.48%
 Merrill Lynch & Co., Inc.,
   5.4197%, 5-29-97 ......................   $14,000 $ 14,000,000

Total Notes - 13.34%                                   53,723,543

TOTAL CORPORATE OBLIGATIONS - 45.76%                 $184,257,073
 (Cost: $184,257,073)

MUNICIPAL OBLIGATIONS
California - 8.68%
 City of Anaheim, California, Certificates
   of Participation (1993 Arena Financing
   Project), Municipal Adjustable Rate
   Taxable Securities (Credit Suisse),
   5.5%, 8-1-96 ..........................    15,000   15,000,000
 Oakland-Alameda County Coliseum Lease
   Revenue Bonds (Oakland Coliseum Project),
   1995 Series B-1 (Canadian Imperial Bank
   of Commerce),
   5.43%, 8-7-96 .........................    15,000   15,000,000
 Community Redevelopment Agency of the
   City of Visalia, California, East
   Visalia Redevelopment Project, Variable
   Interest Short Term Adjustable Securities
   (National Westminster Bank PLC),
   5.592%, 7-4-96 ........................     4,955    4,955,000
   Total .................................             34,955,000

Missouri - 0.33%
 The Industrial Development Authority
   of the County of St. Louis,
   Missouri, Series 1991B (Citibank
   of New York),
   6.125%, 7-4-96 ........................     1,335    1,335,000

New York - 5.34%
 Health Insurance Plan of Greater New York
   (Morgan Guaranty Trust Company of New York),
   5.55%, 7-3-96 .........................    21,500   21,500,000


                See Notes to Schedule of Investments on page 68.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1996
                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL OBLIGATIONS (Continued)
Pennsylvania - 1.12%
 Berks County Industrial Development Authority
   (Commercial Facilities Project), Series
   B of 1995 (Meridian Bank),
   5.55%, 7-3-96 .........................   $ 3,440 $  3,440,000
 Montgomery County Industrial Development
   Authority, Taxable Fixed Rate/Variable
   Rate Demand Revenue Bonds (410 Horsham
   Associates Project), Series of 1995
   (Meridian Bank),
   5.55%, 7-3-96 .........................     1,050    1,050,000
   Total .................................              4,490,000

Texas - 5.28%
 Metrocrest Hospital Authority, Series 1989A
   (The Bank of New York),
   5.4689%, 8-1-96 .......................    15,000   14,929,360
 Lower Neches Valley Authority, Industrial
   Development Corporation (Texas), Variable
   Rate Sewage Facilities Revenue Bonds,
   Series 1995A (Taxable) (Mobil Oil Refining
   Corporation Project),
   5.38%, 7-15-96 ........................     6,340    6,340,000
   Total .................................             21,269,360

TOTAL MUNICIPAL OBLIGATIONS - 20.75%                 $ 83,549,360
 (Cost: $83,549,360)

UNITED STATES GOVERNMENT OBLIGATIONS
 Federal Farm Credit Banks,
   4.95%, 3-3-97 .........................    10,000    9,977,531
 Federal Home Loan Banks,
   5.65%, 7-3-96 .........................    14,000   14,000,000
 Federal Home Loan Mortgage Corporation,
   4.7%, 7-26-96 .........................     2,000    1,999,016
 Federal National Mortgage Association,
   5.47%, 9-20-96 ........................    10,000    9,990,340
 Student Loan Marketing Association,
   5.54%, 7-2-96 .........................    15,000   15,000,000

TOTAL UNITED STATES GOVERNMENT
 OBLIGATIONS - 12.66%                                $ 50,966,887
 (Cost: $50,966,887)

TOTAL INVESTMENT SECURITIES - 102.14%                $411,254,117
 (Cost: $411,254,117)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (2.14%)    (8,615,119)

NET ASSETS - 100.00%                                 $402,638,998


                See Notes to Schedule of Investments on page 68.

THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1996


Notes to Schedule of Investments

Cost of investments owned is the same as that used for Federal income tax purposes.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

UNITED CASH MANAGEMENT, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1996

Assets
 Investment securities - at value (Note 1)  ........ $411,254,117
 Cash   ............................................      123,852
 Receivables:
   Interest ........................................    2,260,826
   Fund shares sold ................................      455,012
 Prepaid insurance premium  ........................       17,142
                                                     ------------
    Total assets  ..................................  414,110,949
                                                     ------------
Liabilities
 Payable for Fund shares redeemed  .................   11,112,188
 Dividends payable  ................................      158,733
 Accrued transfer agency and dividend disbursing  ..      157,890
 Accrued accounting services fee  ..................        5,000
 Accrued service fee  ..............................          525
 Other  ............................................       37,615
                                                     ------------
    Total liabilities  .............................   11,471,951
                                                     ------------
      Total net assets ............................. $402,638,998
                                                     ============
Net Assets
 $0.01 par value capital stock, authorized -- 5,000,000,000;
   Class A shares outstanding -- 402,008,903;
   Class B shares outstanding -- 630,095
   Capital stock ................................... $  4,026,390
   Additional paid-in capital ......................  398,612,608
                                                     ------------
    Net assets applicable to outstanding
      units of capital ............................. $402,638,998
                                                     ============
Net asset value, redemption and offering price
 per share for Class A and Class B  ................        $1.00
                                                            =====


                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended JUNE 30, 1996

Investment Income
 Interest  .........................................  $23,901,600
                                                      -----------
 Expenses (Note 2):
   Transfer agency and dividend disbursing .........    1,709,514
   Investment management fee .......................    1,686,054
   Accounting services fee .........................       60,000
   Custodian fees ..................................       54,208
   Audit fees ......................................       24,034
   Legal fees ......................................        9,098
   Distribution fee - Class B ......................        2,440
   Service fee - Class B ...........................          872
   Other ...........................................      227,656
                                                      -----------
    Total expenses  ................................    3,773,876
                                                      -----------
      Net investment income ........................   20,127,724
                                                      -----------
       Net increase in net assets resulting
         from operations ...........................  $20,127,724
                                                      ===========


                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                        For the fiscal year ended
                                                 June 30,
                                        -------------------------
                                             1996        1995
                                       ------------- ------------
Increase in Net Assets
 Operations:
   Net investment income .............. $20,127,724  $ 15,702,325
                                       ------------  ------------
    Net increase in net assets
      resulting from operations .......  20,127,724    15,702,325
                                       ------------  ------------
 Dividends to shareholders
   from net investment income:*
   Class A ............................ (20,115,214)  (15,702,325)
   Class B ............................     (12,510)          ---
                                       ------------  ------------
                                        (20,127,724)  (15,702,325)
                                       ------------  ------------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (2,162,044,174 and
      845,981,959 shares,
      respectively) ...................2,162,044,174  845,981,959
    Class B (1,209,660 and
      0 shares, respectively) .........   1,209,660           ---
   Proceeds from reinvestment
    of dividends:
    Class A (19,534,491 and
      15,306,048 shares, respectively).  19,534,491    15,306,048
    Class B (11,555 and
      0 shares, respectively) .........      11,555           ---
   Payments for shares redeemed:
    Class A (2,148,369,622 and
      809,407,787 shares,
      respectively) ...................(2,148,369,622)(809,407,787)
    Class B (591,120 and
      0 shares, respectively) .........    (591,120)          ---
                                       ------------  ------------
    Net increase in net assets
      resulting from capital
      share transactions ..............  33,839,138    51,880,220
                                       ------------  ------------
      Total increase ..................  33,839,138    51,880,220

Net Assets
 Beginning of period  ................. 368,799,860   316,919,640
                                       ------------  ------------
 End of period  .......................$402,638,998  $368,799,860
                                       ============  ============
   Undistributed net investment
    income  ...........................        $---          $---
                                               ====          ====

                 *See "Financial Highlights" on pages 72 - 73.

                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:


                               For the fiscal year ended June 30,
                               ----------------------------------
                               1996   1995    1994   1993    1992
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $1.00   $1.00   $1.00   $1.00   $1.00
                              ------  ------  ------  ------  ------
Net investment
 income  ...........           0.0487  0.0465  0.0252  0.0251  0.0434
Less dividends
 declared  .........          (0.0487)(0.0465)(0.0252)(0.0251)(0.0434)
                              ------  ------  ------  ------  ------
Net asset value,
 end of period  ....          $1.00   $1.00   $1.00   $1.00   $1.00
                             ======= ======= ======= ======= =======
Total return........           5.01%   4.74%   2.55%   2.57%   4.41%
Net assets, end of
 period (000
 omitted)  .........        $402,009$368,800$316,920$350,624$448,127
Ratio of expenses to
 average net
 assets  ...........           0.91%   0.97%   1.04%   1.06%   0.99%
Ratio of net
 investment income
 to average net
 assets  ...........           4.89%   4.68%   2.51%   2.56%   4.36%


                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout the Period:


                    For the
                     period
                from 9/5/95
                    through
                   6/30/96*
                   --------
Net asset value,
 beginning of
 period  ...........  $1.00
                      ------
Net investment
 income  ...........   0.0312
Less dividends
 declared  .........  (0.0312)
                      ------
Net asset value,
 end of period  ....  $1.00
                     =======
Total return........   3.15%
Net assets, end of
 period (000
 omitted)  .........    $630
Ratio of expenses to
 average net
 assets  ...........   1.88%**
Ratio of net
 investment income
 to average net
 assets  ...........   3.76%**

 *On September 5, 1995, the Fund began offering Class B shares to the public. Fund shares outstanding prior to that date were designated Class A shares.
 **Annualized.

                       See notes to financial statements.

UNITED CASH MANAGEMENT, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1996

NOTE 1 -- Significant Accounting Policies

     United Cash Management, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek maximum current income to the extent consistent with stability of principal by investing in a portfolio of money market instruments meeting specified quality standards. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- The Fund invests only in money market securities with maturities or irrevocable put options within one year. The Fund uses the amortized cost method of security valuation which is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses, if any, are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Accordingly, no provision has been made for Federal income taxes.

D. Dividends to shareholders -- All of the Fund's net income is declared and recorded by the Fund as dividends on each day to shareholders of record at the time of the previous determination of net asset value. Dividends are declared from the total of net investment income, plus or minus realized gains or losses on portfolio securities. Since the Fund does not expect to realize any long-term capital gains, it does not expect to pay any capital gains distributions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $14.3 billion of combined net assets at June 30, 1996) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion,
 .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level            Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10         $      0
           From $   10 to $   25         $ 10,000
           From $   25 to $   50         $ 20,000
           From $   50 to $  100         $ 30,000
           From $  100 to $  200         $ 40,000
           From $  200 to $  350         $ 50,000
           From $  350 to $  550         $ 60,000
           From $  550 to $  750         $ 70,000
           From $  750 to $1,000         $ 85,000
                $1,000 and Over          $100,000

     The Fund also pays WARSCO a monthly per account charge of $1.75 for each shareholder account which was in existence at any time during the prior month and $0.75 for each shareholder check it processed. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     The Fund has adopted a 12b-1 plan for Class B shares under which W&R, principal underwriter and sole distributor of the Fund's shares, is compensated in an amount calculated and payable daily up to 1% annually of the Fund's average daily net assets for Class B shares. This fee consists of two elements:
(i) up to 0.75% may be paid to the Distributor (W&R) for distribution services and distribution expenses including commissions paid by the Distributor to its sales representatives and managers and (ii) up to 0.25% may be paid to reimburse the Distributor for continuing payments made to the Distributor's representatives and managers, its administrative costs in overseeing these payments, and the expenses of WARSCO in providing certain personal services to shareholders. During the period ended June 30, 1996, the Distributor received $3,312 in 12b-1 payments. During this same period W&R paid no sales commissions.

     A contingent deferred sales charge may be assessed against a shareholder's redemption amount of Class B shares and paid to the Distributor, W&R. The purpose of the deferred sales charge is to compensate the Distributor for the costs incurred by the Distributor in connection with the sale of a Fund's shares. The amount of the deferred sales charge will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the calendar year of investment and the first full calendar year after the calendar year of investment, 3%; the second full calendar year, 2%; the third full calendar year, 1%; and thereafter, 0%. All investments made during a calendar year shall be deemed as a single investment during the calendar year for purposes of calculating the deferred sales charge. The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended June 30, 1996, the Distributor received $2,980 in deferred sales charges.

     The Fund paid Directors' fees of $15,616.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Commencement of Multiclass Operations

     On September 5, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class B, each of which has equal rights as to assets and voting privileges. Class A shares are not subject to a sales charge on purchases or a contingent deferred sales charge on redemption; they are not subject to a Rule 12b-1 Service Plan. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund. The Fund commenced multiclass operations on September 5, 1995.

     Income and non-class specific expenses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of United Cash Management, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United Cash Management, Inc. (the "Fund") at June 30, 1996, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Kansas City, Missouri
August 5, 1996